EXHIBIT 10.46

                              AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

                           Dated as of April 10, 1997

                  K-TEL INTERNATIONAL (USA), INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel USA"), DOMINION ENTERTAINMENT, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("Dominion"), K-TEL PRODUCTIONS, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel Productions"), K-TEL VIDEO, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel Video"), K-TEL DIRECT, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel Direct"), K-TEL TV, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel TV"), K-TEL CONSUMER PRODUCTS, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel Consumer Products"; K-Tel USA, Dominion, K-Tel Productions, K-Tel Video, K-Tel Direct, K-Tel TV and K-Tel Consumer Products are sometimes herein collectively referred to as the "Borrowers" and each is sometimes individually referred to as a "Borrower"), and TCF NATIONAL BANK MINNESOTA, a national banking association, formerly known and organized as TCF Bank Minnesota fsb, a federally chartered stock savings bank (the "Bank") agree as follows:

                                    RECITALS

                  K-Tel USA, Dominion and the Bank have entered into a Revolving Credit Agreement dated as of July 22, 1994, as amended by a First Amendment to Revolving Credit Agreement dated as of January 30, 1995, by a Second Amendment to Revolving Credit Agreement and to Revolving Note dated as of July 20, 1995, by a Third Amendment to Revolving Credit Agreement dated as of October 2, 1995, by a Fourth Amendment to Revolving Credit Agreement and to Revolving Note dated as of November 28, 1995, by a Fifth Amendment to Revolving Credit Agreement and to Revolving Note dated as of December 28, 1995, by a Sixth Amendment to Revolving Credit Agreement dated as of August 23, 1996, by a Seventh Amendment to Revolving Credit Agreement dated as of October 9, 1996 and by an Eighth Amendment to Revolving Credit Agreement dated as of November 25, 1996 (as amended, the "Prior Credit Agreement"), pursuant to which the Bank, subject to the terms and conditions set forth therein, agreed to make revolving advances to K-Tel USA and Dominion and to issue letters of credit for the account of K-Tel USA and Dominion in the aggregate amount of up to $5,000,000.

                  The joint and several obligation of K-Tel USA and Dominion to repay the revolving advances made by the Bank under the Prior Credit Agreement is evidenced by the Revolving Note of K-Tel USA and Dominion dated August 23, 1996, payable to the order of the Bank in the original principal amount of $5,000,000 (the "Prior Note").

                  K-Tel USA and Dominion have requested, among other things, that the Bank (i) consent to the creation of K-Tel Productions, K-Tel Video, K-Tel Direct, K-Tel TV and K-Tel Consumer Products as new wholly-owned Subsidiaries of K-Tel International, (ii) allow K-Tel Productions, K-Tel Video, K-Tel Direct and K-Tel Consumer Products to become co-borrowers with K-Tel USA and Dominion, (iii) reduce the amount of the Commitment from $5,000,000 to $1,000,000 and (iv) extend the Maturity Date from January 31, 1997 to July 31, 1997.

                  The Bank is willing to grant the requests of K-Tel USA and Dominion pursuant to the terms of this Agreement, which shall constitute an amendment to and a complete restatement of the Prior Credit Agreement.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:


                                    ARTICLE I
                                   Definitions

                  Section 1. 1 Defined Terms. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

                  (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

                  "Accounts" means, as to the Borrowers, the aggregate billed and unpaid obligations of customers and other account debtors to K-Tel USA arising out of the sale or lease of goods or rendition of services by K-Tel USA in the ordinary course of business of K-Tel USA, on an open account or deferred payment basis.

                  "Advance" means an advance made by the Bank to the Borrowers pursuant to Section 2.2 hereof.

                  "Affiliate" means (i) any Person that, either directly or indirectly, is in control of, is controlled by, or is under common control with the Borrowers or any of them, or (ii) any Person who is a (A) shareholder, director, officer or employee of the Borrowers or any of them, or (B) any Person who is a director, officer or employee of any Person described in clause (i) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (X) to vote more than 50% of the securities having ordinary voting power for the election of directors of such Person, or (Y) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "Agreement" means this Amended and Restated Revolving Credit Agreement, as the same may be supplemented, amended or restated from time to time.

                  "Base Rate" means the fluctuating rate of interest publicly announced by the Bank from time to time as its "base rate" or, if the Bank ceases to announce a rate so designated, any similar successor rate designated by the Bank. The Borrowers acknowledge that the Base Rate is a reference rate established by the Bank for the pricing of some of its loans and that the Base Rate does not represent the lowest rate charged by the Bank on its loans.

                  "Borrowing Base" means, at any time, the lesser of (i) the Commitment Amount or (ii) 75% of Eligible Accounts, less Returns, computed on the basis of the most recent Borrowing Base Certificate furnished to the Bank under Section 5.1(e).

                  "Borrowing Base Certificate" means a certificate in the form of Exhibit B hereto setting forth the Accounts, the Eligible Accounts and the Borrowing Base of the Borrowers as of a particular date.

                  "Business Day" means any day other than a Saturday, Sunday or any other day on which banks are required by law or authorized to close in Minneapolis, Minnesota.

                  "Capital Base" of any Person means, at any date of determination, the sum of the Tangible Net Worth of such Person plus the Subordinated Debt of such Person at such date of determination.

                  "Capital Lease" means any lease of property (whether real, personal or mixed) by any Borrower that, in accordance with GAAP, should be reflected as a liability on the balance sheet of such Borrower.

                  "Closing Date" has the meaning specified in Section 2.2.

                  "Collateral Accounts" means collectively the K-Tel USA Collateral Account, the Dominion Collateral Account, the K-Tel Productions Collateral Account, the K-Tel Video Collateral Account, the K-Tel Direct Collateral Account, the K-Tel TV Collateral Account and the K-Tel Consumer Products Collateral Account.

                  "Commitment" means the Bank's obligation to make Advances to the Borrowers under Section 2.2 hereof.

                  "Commitment Amount" means $1,000,000.

                  "Commitment Termination Date" means July 31, 1997 or the earlier termination of the Commitment pursuant to Section 7.2 hereof.

                  "Compilation" means a work formed by the collection and assembling of preexisting Sound Recordings or other material or data that are selected, coordinated, or arranged in such a way that the resulting work as a whole constitutes an original work of authorship.

                  "Composition" means a single musical, written or other composition of any kind.

                  "Current Assets" of any Person means, the aggregate amount of assets of such Person which, in accordance with GAAP, may be properly classified as current assets, after deducting adequate reserves where proper, but in no event including any real estate and in no event including any amounts due from Affiliates.

                  "Current Liabilities" of any Person means, (i) all Debt of such Person, due on demand or within one year from the date of determination thereof, and (ii) all other items (including taxes accrued as estimated) which, in accordance with GAAP, may be properly classified as current liabilities of such Person.

                  "Debt" means (i) all items of indebtedness or liability which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet as of the date on which Debt is to be determined, (ii) indebtedness secured by property owned by any Person whose indebtedness secured thereby shall have been assumed, and (iii) guarantees and endorsements (other than for purposes of collection in the ordinary course of business) and other contingent obligations in respect of, or to purchase or otherwise acquire, indebtedness of others.

                  "Default" means any event or condition that, with notice or lapse of time or both, would become an Event of Default.

                  "Dominion Collateral Account" means the collateral bank account established by Dominion with the Bank under the Amended and Restated Collateral Bank Account Agreement delivered to the Bank by Dominion pursuant to
Section 3.1(m), as the same may be amended, supplemented or restated from time to time.

                  "Dominion's Copyright Security Agreement" means the Copyright Security Agreement of Dominion in favor of the Bank dated as of July 22, 1994, as the same has heretofore been amended and supplemented and as the same may hereafter be amended, supplemented or restated from time to time.

                  "Dominion's Security Agreement" means the Amended and Restated Security Agreement of Dominion in favor of the Bank of even date herewith, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Eligible Accounts" means all billed and unpaid Accounts of K-Tel USA as of the date of determination, except the following shall not in any event be deemed Eligible Accounts:

                  (a) any Account which is unpaid more than 60 days after its due date;

                  (b) Any Account the account debtor of which is a Person who (i) is not organized under the laws of the United States or a state thereof or is not a resident of the United States or a state thereof or (ii) has its principal place of business located outside of the United States;

                  (c) any Account which is owed by the United States Government or any agency of the United States Government;

                  (d) any Account which is owed by an account debtor whose creditworthiness is at any time unacceptable to the Bank in its sole discretion;

                  (e) any Account which is contingent or subject to an asserted dispute, offset, counterclaim or other defense;

                  (f) any Account which is owed by an account debtor that is the subject of a bankruptcy proceeding or has gone out of business;

                  (g) any Account which is owed by an Affiliate of any Borrower or owed by an officer, director or shareholder of any Borrower or by an officer, director or shareholder of any Affiliate of any Borrower;

                  (h) any Account with respect to which the Bank does not have a perfected, first priority security interest;

                  (i) any Account which is not free and clear of all liens and security interests other than the first priority security interest in favor of the Bank;

                  (j) any Account which is owed by an account debtor as to which 10% or more of the total amount due under Accounts from such account debtor is ineligible under clause (a) above or otherwise ineligible, regardless of whether the particular Account is eligible; and

                  (k) any Account which is otherwise deemed ineligible by the Bank in its sole discretion.

                  "Environmental Law" means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1802 et seq., the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq., the Federal Water Pollution Control Act, 33 U.S.C. ss. 1251 et seq., the Clean Water Act, 33 U.S.C. ss. 1321 et seq., the Clean Air Act, 42 U.S.C. ss. 7401 et seq., and any other federal, state, county, municipal, local or other statute, law, ordinance or regulation which may relate to or deal with the environment, including such as protect human health and natural resources, all as may be from time to time amended.

                  "Existing Advances" has the meaning specified in Section 2.1.

                  "Existing Letters of Credit" has the meaning specified in
Section 2.11.

                  "Existing Letter of Credit Applications" has the meaning specified in Section 2.11.

                  "ERISA" means Title IV of the Employee Retirement Income Security Act of 1974, as amended.

                  "Event of Default" has the meaning specified in Section 7.1 hereof.

                  "Floating Rate" means an annual rate equal to the sum of the Base Rate plus the Interest Rate Spread, which Floating Rate shall change when and as the Base Rate changes.

                  "GAAP" means, at any particular time, generally accepted accounting principles in the United States in effect at such time.

                  "Hazardous Substances" means petroleum products and by-products and any dangerous, toxic or hazardous pollutants, contaminants, chemicals, material and substances listed or identified in, or regulated by, any Environmental Laws.

                  "Interest Rate Spread" means two percent (2.00%).

                  "Inventory" means all of the inventory of any of the Borrowers, whether now owned or hereafter acquired, whether acquired, held or furnished for sale, for lease or under service contracts, and wherever located.

                  "K-Tel Consumer Products Collateral Account" means the collateral bank account established by K-Tel Consumer Products with the Bank under the Collateral Bank Account Agreement delivered to the Bank by K-Tel Consumer Products pursuant to Section 3.1(m), as the same may be amended, supplemented or restated from time to time.

                  "K-Tel Consumer Products' Security Agreement" means the Security Agreement of K-Tel Consumer Products in favor of the Bank of even date herewith, as the same may be amended, supplemented or restated from time to time.

                  "K-Tel Direct Collateral Account" means the collateral bank account established by K-Tel Direct with the Bank under the Collateral Bank Account Agreement delivered to the Bank by K-Tel Direct pursuant to Section 3.1(m), as the same may be amended, supplemented or restated from time to time.

                  "K-Tel Direct's Security Agreement" means the Security Agreement of K-Tel Direct in favor of the Bank of even date herewith, as the same may be amended, supplemented or restated from time to time.

                  "K-Tel International" means K-Tel International, Inc., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota, which is the parent corporation of each of the Borrowers.

                  "K-Tel International's Guaranty" means the Amended and Restated Guaranty Agreement of K-Tel International in favor of the Bank of even date herewith, as the same may hereafter be amended, supplemented or restated from time to time.

                  "K-Tel International's Pledge Agreement" means the Amended and Restated Collateral Pledge Agreement of K-Tel International in favor of the Bank of even date herewith, as the same may hereafter be amended, supplemented or restated from time to time.

                  "K-Tel International's Security Agreement" means the Amended and Restated Security Agreement of K-Tel International in favor of the Bank of even date herewith, as the same may hereafter be amended, supplemented or restated from time to time.

                  "K-Tel Productions Collateral Account" means the collateral bank account established by K-Tel Productions with the Bank under the Collateral Bank Account Agreement delivered to the Bank by K-Tel Productions pursuant to
Section 3.1(m), as the same may be amended, supplemented or restated from time to time.

                  "K-Tel Productions' Copyright Security Agreement" means the Copyright Security Agreement of K-Tel Productions in favor of the Bank dated in accordance with the requirements of Section 5.10 of this Agreement, in substantially the form of Exhibit D attached hereto, as the same may hereafter be amended, supplemented or restated from time to time.

                  "K-Tel Productions' Security Agreement" means the Security Agreement of K-Tel Productions in favor of the Bank of even date herewith, as the same may be amended, supplemented or restated from time to time.

                  "K-Tel TV's Security Agreement" means the Security Agreement of K-Tel TV in favor of the Bank of even date herewith, as the same may be amended, supplemented or restated from time to time.

                  "K-Tel TV Collateral Account" means the collateral bank account established by K-Tel TV with the Bank under the Collateral Bank Account Agreement delivered to the Bank by K-Tel TV pursuant to Section 3.1(m), as the same may be amended, supplemented or restated from time to time.

                  "K-Tel USA Collateral Account" means the collateral bank account established by K-Tel USA with the Bank under the Amended and Restated Collateral Bank Account Agreement delivered to the Bank by K-Tel USA pursuant to
Section 3.1(m), as the same may be amended, supplemented or restated from time to time.

                  "K-Tel USA's Copyright Security Agreement" means the Copyright Security Agreement of K-Tel USA in favor of the Bank dated as of July 22, 1994, as the same has heretofore been amended and supplemented and as the same may hereafter be amended, supplemented or restated from time to time.

                  "K-Tel USA's Security Agreement" means the Amended and Restated Security Agreement of K-Tel USA in favor of the Bank of even date herewith, as the same may hereafter be amended, supplemented or restated from time to time.

                  "K-Tel Video Collateral Account" means the collateral bank account established by K-Tel Video with the Bank under the Collateral Bank Account Agreement delivered to the Bank by K-Tel Video pursuant to Section 3.1(m), as the same may be amended, supplemented or restated from time to time.

                  "K-Tel Video's Security Agreement" means the Security Agreement of K-Tel Video in favor of the Bank of even date herewith, as the same may be amended, supplemented or restated from time to time.

                  "L/C Amount" means the sum of (i) the aggregate face amount of any issued and outstanding Letters of Credit and (ii) the unpaid amount of the Obligation of Reimbursement.

                  "Letters of Credit" has the meaning specified in Section 2.12 hereof.

                  "Letter of Credit Applications" has the meaning specified in
Section 2.12 hereof.

                  "Loan Documents" means this Agreement, the Note, the Security Documents, the Letter of Credit Applications and all related documents from the Borrowers or any of them or K-Tel International in favor of the Bank.

                  "Loan Party" or "Loan Parties" shall mean, individually or collectively, as the case may be, each of the Borrowers and K-Tel International.

                  "Maturity Date" means July 31, 1997.

                  "Net Income before Taxes" of any Person means, at any date of determination, the before-tax net income of such Person, decreased by any extraordinary non-cash or non-operating expense or loss recorded by such Person (Net Income before Taxes shall not be increased by any extraordinary, non-operating or non-cash income recorded by such Person).

                  "Note" has the meaning given in Section 2.2 hereto.

                  "Obligation of Reimbursement" has the meaning specified in
Section 2.12 hereof.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan" means an employee benefit plan or other plan maintained for employees of either Borrower and covered by ERISA.

                  "Prior Credit Agreement" has the meaning specified in the Recitals to this Agreement.

                  "Prior Note" has the meaning specified in the Recitals to this Agreement.

                  "Reportable Event" means (i) a "reportable event" described in
Section 4043 of ERISA and the regulations issued thereunder, (ii) a withdrawal from any Plan, as described in Section 4063 of ERISA, (iii) an action to terminate a Plan for which a notice is required to be filed under Section 4041 of ERISA, (iv) any other event or condition that might constitute grounds for termination of, or the appointment of a trustee to administer, any Plan, or (v) a complete or partial withdrawal from a Multiemployer Plan as described in Sections 4203 and 4205 of ERISA.

                  "Returns" means, as of the date of determination, 20% of K-Tel USA's billed and unpaid Accounts generated from the sale of music products.

                  "Security Documents" means K-Tel USA's Security Agreement, K-Tel USA's Copyright Security Agreement, Dominion's Security Agreement, Dominion's Copyright Security Agreement, K-Tel Productions' Security Agreement, K-Tel Productions' Copyright Security Agreement, K-Tel Video's Security Agreement, K-Tel Direct's Security Agreement, K-Tel TV's Security Agreement, K-Tel Consumer Products' Security Agreement, K-Tel International's Guaranty, K-Tel International's Pledge Agreement, K-Tel International's Security Agreement and the Collateral Account Agreements.

                  "Sound Recording" means a work that results from the fixation of a series of musical, spoken or other sounds (including, without limitation, any "frontline" recordings), regardless of the nature of the material object (such as disks, tapes, phonorecords or other objects) in which they are embodied.

                  "Special Account" means a cash collateral account maintained by the Bank in connection with Letters of Credit, as contemplated by Section 2.12.

                  "Subordinated Debt" of any Person means indebtedness for borrowed money of such Person which has been subordinated in right of payment to such Person's indebtedness to the Bank on terms accepted in writing by the Bank.

                  "Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrowers or either of them, by the Borrowers or any of them and one or more other Subsidiaries, or by one or more other Subsidiaries.

                  "Tangible Net Worth" of any Person means, the excess of:

                           (a) the tangible assets of such Person which, in
                  accordance with GAAP, are tangible assets, after deducting adequate reserves in each case where, in accordance with GAAP, a reserve is proper, over

                           (b) all Debt of such Person;

provided, however, that (i) Inventory shall be taken into account on the basis of the cost or current market value, whichever is lower, (ii) in no event shall there be included as such tangible assets, patents, trademarks, trade names, copyrights, licenses, good will, memberships, deferred charges or treasury stock or any securities or Debt of such Person or any other securities unless the same are readily marketable in the United States of America or entitled to be used as a credit against Federal income tax liabilities, (iii) securities included as such tangible assets shall be taken into account at their current market price or cost, whichever is lower, and (iv) any write-up in the book value of any assets shall not be taken into account.

                                   ARTICLE II
                        Amount and Terms of the Advances

                  Section 2.1 Existing Advances. The Bank has made various advances to K-Tel and Dominion (the "Existing Advances") pursuant to the Prior Credit Agreement. As of the date hereof, the outstanding principal balance of the Existing Advances is zero. Upon execution and delivery of this Agreement, the Existing Advances shall be deemed to be Advances made pursuant to Section
2.2 and repayable in accordance with the Note. To the extent the Note evidences the Existing Advances, the Note shall be issued in substitution for and replacement of, but not in payment of, the Prior Note.

                  Section 2.2 The Advances. The Bank agrees, on the terms and conditions herein set forth, to make Advances to the Borrowers from time to time during the period from the date when all of the conditions set forth in Section
3.1 hereof are met (the "Closing Date") to and including the Commitment Termination Date in an aggregate amount not to exceed at any time outstanding the Borrowing Base less the L/C Amount. Within the above limits, the Borrowers may borrow, prepay pursuant to Section 2.8 and reborrow under this Section 2.2. The Advances made by the Bank shall be evidenced by a single promissory note of the Borrowers, dated the Closing Date, payable to the order of the Bank appropriately completed in substantially the form of Exhibit A attached hereto, as the same may be renewed, extended, amended or any note shall be issued in substitution therefor from time to time (the "Note"). The Note shall bear interest in accordance with Section 2.4 hereof and principal of and interest on the Note shall be due and payable as provided in Section 2.6 hereof.

                  Section 2.3  Procedures for Requesting Advances.

                  (a) The Bank must receive notice of the Borrowers' request for each Advance not later than 12:00 noon (Minneapolis time) on the Business Day of the proposed Advance. Each such request for an Advance may be made in writing or by telephone, shall be effective upon receipt by the Bank and shall specify the proposed date for the requested Advance (which shall be a Business Day), and the amount of the requested Advance (which must be at least $10,000). Unless the Bank determines that any condition set forth in Article III has not been satisfied, the Bank will make the proceeds of the Advance available to the Borrowers on the proposed date of such Advance by depositing the same to a Borrower's demand deposit account maintained with the Bank, as specified by the Borrowers, or in such other manner as the Bank and the Borrowers may from time to time agree. The Borrowers shall be jointly and severally obligated to repay all Advances notwithstanding the fact that the person requesting same was not in fact authorized so to do. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation that the statements set forth in
         Section 3.2 are correct.

                  Section 2.4  Interest.

                  (a) Subject to the provisions of paragraph (b) below, the outstanding principal balance of the Note shall bear interest until fully paid at the Floating Rate.

                  (b) Notwithstanding the provisions of paragraph (a) above, if an Event of Default shall occur and continue for a period of 30 days after the Bank has given written notice to the Borrowers specifying such Event of Default (it being understood that such grace period and notice requirement are conditions only to imposing a higher interest rate), the Borrowers shall pay interest on the unpaid principal of the Note, from the first day immediately following the expiration of such 30 day period until the earlier of full payment of such principal or the day on which such Event of Default is cured to the written satisfaction of the Bank, at an annual rate equal to three percent (3.00%) over the annual rate of interest that would otherwise be in effect had there been no occurrence of an Event of Default.

                  (c) Interest on the Note shall be computed on the basis of actual days elapsed in a 360 day year.

                  Section 2.5 Late Payment Fee. If any amount due under the Note (whether principal and/or interest) is paid more than 10 days after the stated due date for such payment, the Borrowers shall pay, on demand, to the Bank a late payment fee equal to eight percent (8%) of the past-due payment.

                  Section 2.6 Payments of Note.

                  (a) Interest accruing under the Note shall be due and payable on the first day of each month with respect to interest accruing during the immediately preceding month, and also on the Maturity Date.

                  (b) The principal of the Note shall be payable in full on the Maturity Date.

                  Section 2.7 Mandatory Prepayments of Advances. The Borrowers shall, within one Business Day following the delivery of each Borrowing Base Certificate under Section 5.1(e) hereof, prepay the Advances in the amount, if any, by which the sum of the outstanding principal amount of the Advances and of the L/C Amount on the date of prepayment under this Section 2.7 exceeds the Borrowing Base set forth in such Borrowing Base Certificate.

                  Section 2.8 Optional Prepayment of Advances. The Borrowers may prepay the outstanding principal amount of Advances in whole or in part without premium or penalty. Any partial prepayment shall be applied first to payment of any late charges or other amounts due, then to unpaid accrued interest on the Note and the balance, if any, to the principal amount outstanding on the Note.

                  Section 2.9 Payment on Nonbusiness Days and Payments. Whenever any payment to be made under this Agreement shall be stated to be due on any day other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest. All payments of principal, interest, fees and other amounts due under this Agreement shall be made to the Bank in immediately available funds.

                  Section 2.10 Use of Loan Proceeds and Letters of Credit. The Borrowers shall use the proceeds of each Advance for general working capital purposes of the Borrowers and to make advances to Affiliates to the extent permitted by this Agreement. The Borrowers will use each Letter of Credit for general corporate purposes.

                  Section 2.11 Existing Letters of Credit. Pursuant to the Prior Credit Agreement and certain existing Letter of Credit Applications (the "Existing Letter of Credit Applications"), the Bank has issued certain Letters of Credit for the account of K-Tel USA which are currently outstanding (the "Existing Letters of Credit"). The letter of credit number, face amount, beneficiary and expiry date for each of the Existing Letters of Credit are set forth on Schedule 2.11 attached hereto. Upon execution and delivery of this Agreement, the Existing Letters of Credit shall be deemed to be Letters of Credit issued pursuant to Section 2.12 of this Agreement.

                  Section 2.12 Letters of Credit.

                  (a) Subject to the terms and conditions set forth in this
         Section 2.12 and in Article III, the Bank shall issue one or more letters of credit for the account of the Borrowers (each such letter of credit and each Existing Letter of Credit is herein referred to as a "Letter of Credit") from time to time during the period from the date hereof to and including the Commitment Termination Date, in an aggregate amount at any time outstanding not to exceed the lesser of
         (i) $500,000 or (ii) the Borrowing Base less the sum of (A) all outstanding Advances under this Agreement and (B) the L/C Amount.

                  (b) The Borrowers acknowledge and agree that the Letters of Credit issued under this Section 2.12 include the Existing Letters of Credit listed on Schedule 2.11 attached hereto. The Borrowers further acknowledge that they are jointly and severally liable for all reimbursement and other obligations with respect to all Letters of Credit, including the Existing Letters of Credit.

                  (c) Whenever the Borrowers desire to obtain issuance of a Letter of Credit, the Borrowers shall request the same by written notice to the Bank from the Borrowers, which notice or request shall specify the date of the requested issuance (which date shall be a Business Day). Prior to the requested date of issuance, the Borrowers shall provide the Bank with an application for letter of credit in a form provided by the Bank (each such letter of credit application and each Existing Letter of Credit Application is herein referred to as a "Letter of Credit Application") duly executed on behalf of the Borrowers. The Borrowers acknowledge and agree that (i) the Letter of Credit Applications include all Existing Letter of Credit Applications and (ii) the Borrowers are jointly and severally liable with respect to all obligations under the Existing Letter of Credit Applications. The terms and conditions set forth in each such Letter of Credit Application shall supplement the terms and conditions hereof, but in the event of any inconsistency between the terms of any such Letter of Credit Application and the terms hereof, the terms hereof shall control. Any request for the issuance of a Letter of Credit under this
         Section 2.12 shall be deemed to be a representation by the Borrowers that (i) the conditions set forth in this Section 2.12 have been met, and (ii) the statements set forth in Section 3.2 hereof are correct as of the time of the request.

                  (d) The Borrowers shall pay to the Bank a letter of credit fee in connection with each Letter of Credit issued hereunder as determined by the Bank on a case-by-case basis. Each such letter of credit fee shall be payable at the time or times determined by the Bank. In addition, the Borrowers agree to pay to the Bank, on written demand by the Bank, the administrative fees charged by the Bank in the ordinary course of business in connection with the honoring of drafts under any Letter of Credit, and all other activity with respect to the Letters of Credit at the then-current rates of the Bank.

                  (e) Draws under any Letter of Credit shall be reimbursed to the Bank in accordance with the applicable Letter of Credit Application and as follows:

                           (i) Whenever a draft under a Letter of Credit is
                  presented to the Bank for payment, the Borrowers hereby agree to immediately reimburse the Bank for the amount paid by the Bank under the Letter of Credit, plus any and all reasonable charges and expenses that the Bank may pay or incur relative to such draw, plus interest on all such amounts, charges and expenses as set forth below (all such amounts with respect to all Letters of Credit are hereinafter referred to, collectively, as the "Obligation of Reimbursement").

                           (ii) The Borrowers hereby agree to pay to the Bank,
                  on demand of the Bank, interest on all amounts, charges and expenses payable by the Borrowers to the Bank under this
                  Section 2.12, accrued from the date any such draft, charge or expense is paid by the Bank until payment in full by the Borrowers at the interest rate in effect under Section 2.4 hereof.

                           (iii) If the Borrowers fail to pay to the Bank
                  promptly the amount of its Obligation of Reimbursement in accordance with the terms of this Agreement and in accordance with the terms of the applicable Letter of Credit Applications, the Bank is hereby irrevocably authorized and directed, in its sole discretion, to make an Advance under
                  Section 2.2 hereof in an amount sufficient to discharge the Obligation of Reimbursement, including all interest accrued thereon but unpaid at the time of such Advance, and such Advance shall be added to the outstanding principal balance of the Note.

                  (f) On the Commitment Termination Date, the Borrowers shall pay to the Bank in immediately available funds for deposit in the Special Account an amount equal to the maximum aggregate amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder. Amounts on deposit in the Special Account may be applied by the Bank at any time or from time to time to the Borrower's Obligation of Reimbursement or any other obligations of the Borrowers to the Bank arising under this Agreement or otherwise, in the Bank's sole discretion, and shall not be subject to withdrawal by the Borrowers so long as the Bank maintains a security interest therein.

                  (g) The Borrowers hereby pledge, and grant to the Bank a security interest in, all funds held in the Special Account from time to time and all proceeds thereof, as security for the payment of all present and future Obligations of Reimbursement and all other amounts due and to become due from the Borrowers to the Bank pursuant to this Agreement or otherwise. The Bank shall have full ownership and control of the Special Account, and the Borrowers shall have no right to withdraw the funds maintained in the Special Account.

                                   ARTICLE III
            Conditions Precedent to Advances and to Letters of Credit

                  Section 3.1 Condition Precedent to Initial Advance. The obligation of the Bank to make its initial Advance hereunder or to issue its initial Letter of Credit hereunder is subject to the condition precedent that the Bank shall have received on or before the day of making such initial Advance or of issuing such initial Letter of Credit the following, in form and substance satisfactory to the Bank in its sole discretion:

                  (a) The Note, duly executed on behalf of the Borrowers.

                  (b) K-Tel USA's Security Agreement, dated the Closing Date, duly executed on behalf of K-Tel USA.

                  (c) An Amendment to K-Tel USA's Copyright Security Agreement, dated the Closing Date, duly executed on behalf of K-Tel USA.

                  (d) Dominion's Security Agreement, dated the Closing Date, duly executed on behalf of Dominion.

                  (e) An Amendment to Dominion's Copyright Security Agreement, dated the Closing Date, duly executed on behalf of Dominion.

                  (f) K-Tel Productions' Security Agreement, dated the Closing Date, duly executed on behalf of K-Tel Productions.

                  (g) K-Tel Video's Security Agreement, dated the Closing Date, duly executed on behalf of K-Tel Video.

                  (h) K-Tel Direct's Security Agreement, dated the Closing Date, duly executed on behalf of K-Tel Direct.

                  (i) K-Tel Consumer Products' Security Agreement, dated the Closing Date, duly executed on behalf of K-Tel Consumer Products.

                  (j) K-Tel International's Guaranty, dated the Closing Date, duly executed on behalf of K-Tel International.

                  (k) The K-Tel International's Security Agreement, dated the Closing Date, duly executed on behalf of K-Tel International.

                  (l) K-Tel International's Pledge Agreement, dated the Closing Date, duly executed on behalf of K-Tel International, together with the original stock certificates representing 100% of the issued and outstanding shares of stock of K-Tel USA (already in the possession of the Bank), Dominion (already in the possession of the Bank), K-Tel Productions, K-Tel Video, K-Tel Direct and K-Tel Consumer Products, together with stock powers duly executed in blank by K-Tel International (with K-Tel International's signature guaranteed by the Bank or another financial institution acceptable to the Bank).

                  (m) The Collateral Bank Account Agreements of K-Tel USA, Dominion, K-Tel Productions, K-Tel Video, K-Tel Direct, K-Tel TV and K-Tel Consumer Products, dated the Closing Date, duly executed on behalf of, respectively, K-Tel Productions, K-Tel Video, K-Tel Direct and K-Tel Consumer Products.

                  (n) K-Tel TV's Security Agreement, dated the Closing Date, duly executed on behalf of K-Tel TV.

                  (o) [Intentionally omitted].

                  (p) Loans to One Borrower Certificates, dated the Closing Date, duly executed on behalf of the Borrowers and K-Tel International in favor of the Bank.

                  (q) An Acknowledgment of Borrowers in favor of the Bank, dated the Closing Date, duly executed on behalf of the Borrowers.

                  (r) Financing statements duly executed on behalf of Borrowers and K-Tel International sufficient when filed to perfect the security interests granted under K-Tel USA's Security Agreement, Dominion's Security Agreement, K-Tel Productions' Security Agreement, K-Tel Video's Security Agreement, K-Tel Direct's Security Agreement, K-Tel TV's Security Agreement, K-Tel Consumer Products' Security Agreement and K-Tel International's Security Agreement, to the extent such security interests are capable of being perfected by filing.

                  (s) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against any of the Borrowers or K-Tel International, and (ii) no financing statements have been filed and remain in effect against any of the Borrowers or K-Tel International except financing statements perfecting only security interests permitted under Section 6.1 and those financing statements filed by the Bank.

                  (t) A certified copy of the resolutions of the Board of Directors of each of the Borrowers evidencing approval of the Loan Documents to which such Borrower is a party and other matters contemplated hereby, certified by the Secretary or Assistant Secretary of such Borrower as being a true, correct and complete copy thereof which has been duly adopted and is in full force and effect, together with a certificate of such Secretary or Assistant of such Borrower certifying the names and true signatures of the officers of such Borrower authorized to sign each Loan Document to which such Borrower is a party and the other documents to be delivered by such Borrower hereunder.

                  (u) Copies of the Articles of Incorporation and By-Laws of each of the Borrowers, certified by the Secretary or Assistant Secretary of such Borrower as being true, correct and complete copies thereof.

                  (v) A certified copy of the resolutions of the Board of Directors of K-Tel International evidencing approval of the Loan Documents to which K-Tel International is a party and other matters contemplated hereby, certified by the Secretary or Assistant Secretary of K-Tel International as being a true, correct and complete copy thereof which has been duly adopted and is in full force and effect, together with a certificate of such Secretary or Assistant of K-Tel International certifying the names and true signatures of the officers of K-Tel International authorized to sign each Loan Document to which K-Tel International is a party and the other documents to be delivered by K-Tel International hereunder.

                  (w) Copies of the Articles of Incorporation and By-Laws of K-Tel International, certified by the Secretary or Assistant Secretary of K-Tel International as being true, correct and complete copies thereof.

                  (x) A current certificate of good standing for each of the Borrowers and K-Tel International from the Minnesota Secretary of State.

                  (y) A signed copy of an opinion of counsel for the Borrowers and K-Tel International, addressed to the Bank in form and content acceptable to the Bank and to the Bank's counsel.

                  (z) Certificates of the insurance required under K-Tel USA's Security Agreement, Dominion's Security Agreement, K-Tel Productions' Security Agreement, K-Tel Video's Security Agreement, K-Tel Direct's Security Agreement, K-Tel TV's Security Agreement, K-Tel Consumer Products' Security Agreement and K-Tel International's Security Agreement, each with a loss payable endorsement in favor of the Bank.

                  (aa) Payment of the costs and expenses described in Section
         8.5 which have been incurred through the Closing Date.

                  (bb) Forms W-9, dated as of the Closing Date, duly executed by each of the Borrowers.

                  (cc) Pro-forma balance sheets for each of the Borrowers as of the Closing Date.

                  (dd) Such other items as the Bank may require.

                  Section 3.2 Conditions Precedent to All Advances and to Issuance of All Letters of Credit. The Bank's obligation to make each Advance (including the initial Advance) and to issue any Letter of Credit shall be subject to the further conditions precedent that on the date of making such Advance or of issuing such Letter of Credit, the statements set forth in (a) and
(b) below shall be true (and the Borrowers' receipt of the proceeds or benefit of such Advance or such Letter of Credit shall be deemed to constitute a representation and warranty by the Borrowers that such statements are true on such date):

                  (a) The representations and warranties contained in Article IV of this Agreement are correct on and as of the date of such Advance as though made on and as of such date;

                  (b) No event has occurred and is continuing, or would result from the making of such Advance or the issuance of such Letter of Credit, which constitutes a Default or an Event of Default.

                                   ARTICLE IV
                         Representations and Warranties

                  The Borrowers represent and warrant to the Bank as follows:

                  Section 4.1 Corporate Existence, Power and Name. Each Loan Party is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary, and where the failure to be so licensed or qualified would have a materially adverse effect on the financial condition or operation of such Loan Party. Each Loan Party has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under the Loan Documents to which it is a party. At all times since its incorporation, K-Tel USA's correct corporate name has been "K-Tel International
(USA), Inc." and the only corporation which has been merged into K-Tel USA was K-Tel, Inc. At all times since its incorporation, Dominion's correct corporate name has been "Dominion Entertainment, Inc." At all times since its incorporation, K-Tel Productions' correct corporate name has been "K-Tel Productions, Inc." At all times since its incorporation, K-Tel Video's correct corporate name has been "K-Tel Video, Inc." At all times since its incorporation, K-Tel Direct's correct corporate name has been "K-Tel Direct, Inc." At all times since its incorporation, K-Tel TV's correct corporate name has been "K-Tel TV, Inc." At all times since its incorporation, K-Tel Consumer Products' correct corporate name has been "K-Tel Consumer Products, Inc." As of the date of this Agreement, K-Tel International's correct corporate name is "K-Tel International, Inc.", and the following is a true and complete list of all previous corporate names of K-Tel International since its incorporation and of all other corporations merged into K-Tel International since its date of incorporation: Imperial Products, Inc., Commonwealth Advertising, Inc., K-Tel Entertainment, Inc., Candlelite Marketing, Inc.

                  Section 4.2 Authorization of Borrowing; No Conflict as to Law or Agreements. The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the stockholders of such Loan Party, or any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to such Loan Party or of the Articles of Incorporation or Bylaws of such Loan Party, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Loan Party is a party or by which it or its properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Documents to which such Loan Party is a party) upon or with respect to any of the properties now owned or hereafter acquired by such Loan Party.

                  Section 4.3 Legal Agreements. The Loan Documents to which each Loan Party is a party constitute the legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their respective terms.

                  Section 4.4 Subsidiaries. K-Tel International owns 100% of the issued and outstanding stock of each of the Borrowers and owns stock in each of the other Subsidiaries of K-Tel International as listed on Schedule 4.4 attached hereto. None of the Borrowers has any Subsidiaries.

                  Section 4.5 Financial Condition. The Borrowers have heretofore furnished to the Bank the following financial statements of the Loan
Parties: (i) the annual audited consolidated financial statements of K-Tel International as of June 30, 1996, (ii) the annual unaudited consolidating financial statements for K-Tel USA and Dominion as of June 30, 1996, (iii) the unaudited financial statements for K-Tel International as of December 31, 1996, and (iv) the interim monthly unaudited financial statements for K-Tel USA and Dominion as of December 31, 1996. Those financial statements fairly present the financial condition of K-Tel International, K-Tel USA and Dominion on the dates thereof and the results of their respective operations and cash flows for the periods then ended, and were prepared in accordance with GAAP.

                  Section 4.6 Adverse Change. There has been no material adverse change in the business, properties or condition (financial or otherwise) of K-Tel International, K-Tel USA or Dominion since the date of the latest financial statement referred to in Section 4.5.

                  Section 4.7 Litigation. Except as set forth on Schedule 4.7 attached hereto, there are no actions, suits or proceedings pending or, to the knowledge of any of the Borrowers, threatened against or affecting any Loan Party or the properties of any Loan Party before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to such Loan Party, would have a material adverse effect on the financial condition, properties, or operations of such Loan Party.

                  Section 4.8 Regulation U. None of the Borrowers is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance or of any Letter of Credit will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                  Section 4.9 Taxes. Each Loan Party has paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by such Loan Party. Each Loan Party has filed all federal, state and local tax returns which to the knowledge of the officers of such Loan Party are required to be filed, and each Loan Party has paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by it to the extent such taxes have become due.

                  Section 4.10 Titles and Liens. Each Loan Party has good title to each of the properties and assets reflected in its latest balance sheet referred to in Section 4.5 (other than any sold, as permitted by its respective Security Documents), free and clear of all mortgages, security interests, liens and encumbrances, except for mortgages, security interests and liens permitted by Section 6.1 or in favor of the Bank and covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the business or operations of such Loan Party as presently conducted. No financing statement naming any Loan Party as debtor is on file in any office except to perfect only security interests permitted by Section 6.1 or in favor of the Bank.

                  Section 4.11 Plans. Except as disclosed to the Bank in writing prior to the date hereof, no Loan Party nor any Affiliate of any Loan Party maintains or has maintained any Plan. No Loan Party nor any Affiliate of any Loan Party has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. No Loan Party nor any Affiliate of any Loan Party has:

                  (a) Any accumulated funding deficiency within the meaning of ERISA; or

                  (b) Any liability or knows of any fact or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than accrued benefits which are or which may become payable to participants or beneficiaries of any such Plan).

                  Section 4.12 Default. Each Loan Party is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on the financial condition, properties or operations of such Loan Party.

                  Section 4.13 Environmental Protection. Each Loan Party has obtained all permits, licenses and other authorizations which are required under federal, state and local Environmental Laws at such Loan Party's facilities or in connection with the operation of its facilities. Except as previously disclosed to the Bank in writing, each Loan Party and all activities of each Loan Party at its facilities comply with all Environmental Laws and with all terms and conditions of any required permits, licenses and authorizations applicable to such Loan Party with respect thereto. Except as previously disclosed to the Bank in writing, each Loan Party is also in compliance with all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in Environmental Laws or contained in any plan, order, decree, judgment or notice of which such Loan Party is aware. Except as previously disclosed to the Bank in writing, no Loan Party is aware of, or has received notice of, any events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance with, or which may give rise to any liability under, any Environmental Laws.

                  Section 4.14 Submissions to Bank. All financial and other written information provided to the Bank by or on behalf of any Loan Party in connection with the Borrowers' request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

                  Section 4.15 Fiscal Year of the Loan Parties. The fiscal year of each of the Loan Parties ends on June 30.

                  Section 4.16  Copyrights of Dominion.

                  (a) Dominion's Registered Copyrights in Sound Recordings and Compositions. The Borrowers represent and warrant that Schedule 4.16(a) is a true and complete list of all of the registered copyrights in Sound Recordings and Compositions which were owned exclusively by Dominion as of July 22, 1994. The Borrowers represent and warrant that Dominion is the copyright owner of record in the U.S. Copyright Office with respect to each of the registered copyrights in Sound Recordings and Compositions listed on Schedule 4.16(a).

                  (b) Dominion's Registered Copyrights in Compilations. The Borrowers represent and warrant that Schedule 4.16(b) is a true and complete list of all of the registered copyrights in Compilations which were owned exclusively by Dominion as of July 22, 1994. The Borrowers represent and warrant that Dominion is the copyright owner of record in the U.S. Copyright Office with respect to each of the registered copyrights in Compilations listed on Schedule 4.16(b).

                  (c) Registered Copyrights in Sound Recordings and Compilations which are Owned by Dominion, but were Assigned of Record by Affiliates of Dominion to Dominion. The Borrowers represent and warrant that Schedule 4.16(c) is a true and complete list of all registered copyrights in Sound Recordings and Compilations which were owned by Dominion as of July 22, 1994, but which on July 22, 1994 were registered in the U.S. Copyright Office as being owned by an Affiliate of Dominion. The Borrowers represent and warrant that Dominion's ownership of each such copyright has now been registered in the U.S. Copyright Office pursuant to an assignment executed and delivered by the appropriate Affiliate of Dominion in favor of Dominion for recording in the U.S. Copyright Office pursuant to Section 3.1(gg) of the Prior Credit Agreement.

                  (d) Registered Copyrights in Sound Recordings and
         Compilations which are Jointly Owned by Dominion and a Person other than an Affiliate of Dominion. The Borrowers represent and warrant that
         Schedule 4.16(d) is a true and complete list of all of the registered copyrights in Sound Recordings and Compilations which were owned jointly or in common by Dominion and a Person other than an Affiliate of Dominion as of July 22, 1994. The Borrowers represent and warrant that to the extent Dominion's joint or common ownership of any of such copyright was previously not registered in the U.S. Copyright Office but, instead, had an existing registration in the name of an Affiliate of Dominion, Dominion's common or joint ownership of each such copyright has been now registered in the U.S. Copyright Office pursuant to an assignment executed and delivered by the appropriate Affiliate of Dominion (and such assignment has been consented to by the joint or common owner of each such copyright if necessary) in favor of Dominion for recording in the U.S. Copyright Office pursuant to Section 3.1(hh) of the Prior Credit Agreement.

                  (e) Dominion's Unregistered Copyrights. The Borrowers represent and warrant that Schedule 4.16(e) is a true and complete list of all of the unregistered copyrights in Sound Recordings, Compilations and Compositions which were exclusively owned by Dominion as of July 22, 1994.

                  (f) K-Tel USA's Registered Copyrights in Compilations which are subject to Short-Term License Agreements. The Borrowers represent and warrant that Schedule 4.16(f) is a true and complete list of all of the registered copyrights in Compilations which were owned exclusively by K-Tel USA as of July 22, 1994. The Borrowers represent and warrant that K-Tel USA is the copyright owner of record in the U.S. Copyright Office with respect to each of the registered copyrights in Compilations listed on Schedule 4.16(f). The Borrowers further represent and warrant that each of the registered copyrights in a Compilation which is listed in Schedule 4.16(f) includes one or more Sound Recordings which are subject to a short-term license (having a term of 5 years or less) between a licensor who is not an Affiliate of K-Tel USA and K-Tel USA, as licensee.

                  (g) K-Tel USA's Unregistered Copyrights which are subject to Short-Term License Agreements. The Borrowers represent and warrant that
         Schedule 4.16(g) is a true and complete list of all of the unregistered copyrights in Compilations which were owned exclusively by K-Tel USA as of July 22, 1994. The Borrowers further represent and warrant that each of the unregistered copyrights in a Compilation which is listed in
         Schedule 4.16(g) includes one or more Sound Recordings which are subject to a short-term license (having a term of 5 years or less) between a licensor who is not an Affiliate of K-Tel USA and K-Tel USA, as licensee.

                  (h) Dominion's Long-Term Licenses in Copyrights. The
         Borrowers represent and warrant that Schedule 4.16(h) is a true and complete list of all of the copyrights in Sound Recordings and Compilations which were subject to long-term licenses (having a term of more than 5 years) pursuant to which Dominion is the licensee as of July 22, 1994.

                  (i) Miscellaneous Representations. The Borrowers represent and warrant that as of the date of this Agreement no Affiliate of Dominion (including, without limitation, K-Tel USA and K-Tel International) owns any registered or unregistered copyrights in Sound Recordings or Compilations other than (i) K-Tel USA's ownership of the registered copyrights in Compilations which are subject to short-term licenses as identified in Schedule 4.16(f), (ii) K-Tel USA's ownership of the unregistered copyrights in Compilations which are subject to short-term licenses as identified in Schedule 4.16(g) and (iii) K-Tel Productions' ownership of copyrights in Sound Recordings, Compositions and Compilations as contemplated by Section 5.10 of this Agreement. The Borrowers represent and warrant that as of the date of this Agreement no Affiliate of Dominion (other than Dominion with respect to the long-term licenses identified on Schedule 4.16(h)) is a licensor of any copyright in Sound Recordings or Compilations pursuant to a long-term license agreement (having a term of more than 5 years).

                  (j) Compliance with the Provisions of Section 5.12 of the Prior Credit Agreement. The Borrowers represent and warrant that Dominion and K-Tel USA have complied with each of the covenants and obligations set forth in Section 5.12 of the Prior Credit Agreement during the period from July 22, 1994 through the date of this Agreement.

                                    ARTICLE V
                     Affirmative Covenants of the Borrowers

                  So long as the Note shall remain unpaid or the Commitment shall be outstanding, the Borrowers will comply with the following requirements, unless the Bank shall otherwise consent in writing:

                  Section 5.1 Financial Statements. The Borrowers will deliver or cause to be delivered to the Bank:

                  (a) As soon as available, and in any event within 90 days after the end of the fiscal year of each Borrower, a copy of the annual audit report of such Borrower with the unqualified opinion of independent certified public accountants selected by such Borrower and acceptable to the Bank, which annual report shall include the balance sheet of such Borrower as at the end of such fiscal year and the related statements of operations, retained earnings and cash flows of such Borrower for the fiscal year then ended, all in reasonable detail and all prepared in accordance with GAAP applied on a basis consistent with the accounting practices applied in the annual financial statements referred to in Section 4.5, together with (A) a report signed by such accountants stating that they understand that the Bank is relying on such audit report and further stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to whether or not such Borrower is in compliance with the requirements set forth in Sections 5.7, 5.8 and 5.9 hereof, and (B) a certificate of the chief financial officer of such Borrower substantially in the form of Exhibit C hereto, stating (i) that such financial statements have been prepared in accordance with GAAP applied on a basis consistent with the accounting practices reflected in the annual financial statements referred to in Section 4.5 hereof, (ii) whether or not he or she has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant information called for in such certificate to indicate whether such Borrower is in compliance with the requirements set forth in Sections 5.7, 5.8 and 5.9 hereof.

                  (b) As soon as available and in any event within 30 days after the end of each month, the balance sheet of each Borrower as at the end of such month and related statements of operations and cash flows of such Borrower (the statements of cash flows shall be required only as soon as available and in any event within 45 days after the end of each fiscal quarter of such Borrower) for such month and for the year to date, in reasonable detail and stating in comparative form the figures for the corresponding date and period in the previous year, all prepared in accordance with GAAP applied on a basis consistent with the accounting practices reflected in the annual financial statements referred to in Section 4.5, provided that such financial statements need not contain the footnotes included in the annual financial statements referred to in Section 4.5 and such financial statements shall remain subject to year-end audit adjustments, and accompanied by a certificate of the chief financial officer of such Borrower substantially in the form of Exhibit C hereto stating (i) that such financial statements have been prepared in accordance with GAAP applied on a basis consistent with the accounting practices reflected in the annual financial statements referred to in Section 4.5, (ii) whether or not he or she has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto and (iii) all relevant information called for in such certificate to indicate whether such Borrower is in compliance with the requirements set forth in Sections 5.7, 5.8 and 5.9 hereof.

                  (c) As soon as available, and in any event within 90 days after the end of each fiscal year of K-Tel International, a copy of the annual audit report (audited as to the consolidated financial statements) of K-Tel International with the unqualified opinion of independent certified public accountants selected by K-Tel International and acceptable to the Bank, which annual report shall include the consolidated and consolidating balance sheets (such consolidating balance sheets may be unaudited) of K-Tel International as at the end of such fiscal year and the related consolidated and consolidating statements of income, operations and cash flows (such consolidating statements of income, operations and cash flows may be unaudited) of K-Tel International for the fiscal year then ended, all in reasonable detail and all prepared in accordance with GAAP applied on a basis consistent with the accounting practices applied in the annual financial statements referred to in Section 4.5, together with
         (A) a report signed by such accountants stating that they understand that the Bank is relying on such audit report, and (B) a certificate of the chief financial officer of K-Tel International stating that such financial statements have been prepared in accordance with GAAP applied on a basis consistent with the accounting practices reflected in the annual financial statements referred to in Section 4.5 hereof.

                  (d) As soon as available and in any event within 30 days after the end of each month, the consolidated balance sheet of K-Tel International (the statements of cash flows shall be required only as soon as available and in any event within 45 days after the end of each fiscal quarter of K-Tel International) as at the end of such month and related consolidated statements of operations and cash flows of K-Tel International for such month and for the year to date, in reasonable detail and stating in comparative form the figures for the corresponding date and period in the previous year, all prepared in accordance with GAAP applied on a basis consistent with the accounting practices reflected in the annual financial statements referred to in
         Section 4.5 and subject to year-end audit adjustments, and accompanied by a certificate of the chief financial officer of K-Tel International stating that such financial statements have been prepared in accordance with GAAP applied on a basis consistent with the accounting practices reflected in the annual financial statements referred to in Section 4.5.

                  (e) On or before the fifteenth (15th) day of each month, a Borrowing Base Certificate as of the close of business on the last day of the preceding month, properly executed by the president or chief financial officer of each of the Borrowers. At the Borrowers' option, the Borrowers may update at any time the information contained in any Borrowing Base Certificate by submitting to the Bank a new Borrowing Base Certificate (or other information acceptable to the Bank in its sole discretion) with respect to new Accounts generated since the Borrowers' most recent Borrowing Base Certificate.

                  (f) Within fifteen (15) days after the end of each month, agings of K-Tel USA's Accounts and its accounts payable.

                  (g) Within thirty (30) days after the end of each fiscal year of K-Tel USA, a list of names and addresses of the account debtors of K-Tel USA.

                  (h) Immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting any of the Loan Parties of the type described in Section 4.7.

                  (i) As promptly as practicable (but in any event not later than five Business Days) after an officer of any of the Borrowers obtains knowledge of the occurrence of any Default or Event of Default, notice of such occurrence, together with a detailed statement by a responsible officer of such Borrower of the steps being taken by the Borrowers to cure the effect of such event.

                  (j) Promptly upon their distribution, copies of all financial statements, reports and proxy statements which K-Tel International shall have sent to its shareholders.

                  (k) Promptly after the recording or filing thereof, copies of all regular and periodic financial reports which K-Tel International or any of the Borrowers shall file with the Securities and Exchange Commission or any national securities exchange.

                  (l) Such other information respecting the financial condition, results of operations and property of any of the Loan Parties as the Bank may from time to time reasonably request.

                  Section 5.2 Books and Records; Inspection and Examination. Each Borrower will keep accurate books of record and account for itself in which true and complete entries will be made in accordance with GAAP consistently applied and, upon request of the Bank, will give any representative of the Bank access to, and permit such representative to examine, copy or make extracts from, any and all books, records and documents in its possession, to inspect any of its properties and to discuss its affairs, finances and accounts with any of its principal officers, all at such times during normal business hours and as often as the Bank may reasonably request, and will permit the Bank to send and discuss such Borrower's account debtors requests for verification of amounts owed to such Borrower, as often as the Bank shall desire. Without limiting the generality of the foregoing, each Borrower specifically agrees that (a) the Bank may conduct such audits and inspections of the collateral and operations of such Borrower during each period of 12 consecutive months, as the Bank shall deem necessary or desirable in its sole discretion and (b) that such Borrower shall pay the Bank on demand, all costs and expenses incurred by the Bank in connection with any such audits or inspections. The Bank's rights under this
Section 5.2 shall be in addition to any rights under any Security Document.

                  Section 5.3 Compliance with Laws. Each Borrower will comply with the requirements of applicable laws and regulations, the noncompliance with which would materially and adversely affect its business or its financial condition.

                  Section 5.4 Payment of Taxes and Other Claims. Each Borrower will pay or discharge when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon any properties belonging to it, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid might by law become a lien or charge upon any of its properties; provided, that such Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                  Section 5.5 Maintenance of Properties. Each Borrower will keep and maintain all of its material properties necessary or useful in its business in good condition, repair and working order.

                  Section 5.6 Preservation of Corporate Existence. Each Borrower will preserve and maintain its corporate existence and all of its rights, privileges and franchises; provided, however, that such Borrower shall not be required to preserve any of its rights, privileges and franchises if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Borrower and that the loss thereof is not disadvantageous in any material respect to the Bank as a holder of the Note.

                  Section 5.7 Current Ratio of K-Tel USA. K-Tel USA will maintain at all times the ratio of its Current Assets to Current Liabilities at not less than (i) .86 to 1.00 at all times from the Closing Date through June 29, 1997, and (ii) .90 to 1.00 at all times from and after June 30, 1997.

                  Section 5.8 Capital Base of K-Tel USA. K-Tel USA will maintain at all times its Capital Base in an amount not less than (i) ($2,388,000) at all times from the Closing Date through June 29, 1997, and (ii) ($1,444,000) at times from and after June 30, 1997.

                  Section 5.9 Net Income Before Taxes of K-Tel USA. K-Tel USA will maintain at all times its Net Income before Taxes in an amount not less than (i) $1,156,000 at all times from the Closing Date through June 29, 1997 for the fiscal year-to-date period from July 1, 1996 through the date of determination, and (ii) $2,100,000 on June 30, 1997 for the fiscal year-to-date period from July 1, 1996 through June 30, 1997.

                  Section 5.10 Acquisition or Creation of New Copyrights; Registration of Newly Acquired or Created Copyrights; Registration of Existing Unregistered Copyrights; Acquisition of Copyrights Subject to Long-Term Licenses.

                  (a) Acquisition or Creation of New Copyrights. The Borrowers covenant and agree that either Dominion or K-Tel Productions shall be the exclusive owner of each copyright in a Sound Recording or a Compilation acquired or created by any Loan Party or any Affiliate of any Loan Party after July 22, 1994, except that K-Tel USA may be the owner of copyrights in Compilations which are acquired or created by K-Tel USA after July 22, 1994 and which include one or more Sound Recordings subject to a short-term license (having a term of 5 years or less) between a licensor who is not an Affiliate of K-Tel USA and K-Tel USA, as licensee, and except for acquisitions by K-Tel International's subsidiary, K-Tel Entertainment (UK) Ltd. ("K-Tel UK"), which operates in Europe.

                  (b) Registration of Newly Acquired or Created Copyrights. The Borrowers covenant and agree that either Dominion or K-Tel Productions, as applicable, will promptly, and in any event within 60 calendar days after the first publication thereof, apply for registration in the U.S. Copyright Office for each new copyright in a Sound Recording or Composition which is acquired or created by Dominion or K-Tel Productions, as applicable, after July 22, 1994. In addition, the Borrowers covenant and agree that Dominion, K-Tel Productions or K-Tel USA, as the case may be, may in its discretion determine to apply for registration of copyrights in Compilations acquired or created after the date of this Agreement. In connection with the application for registration of each such newly acquired or created copyright in a Sound Recording, Composition or Compilation, the Borrowers covenant and agree that they shall provide to the Bank a copy of each application for registration of each such copyright and the related correspondence submitting such application for registration to the U.S. Copyright Office simultaneously with such submission to the U.S. Copyright Office. Within 30 days after the Borrowers' receipt from the U.S. Copyright Office of a registration number with respect to any such application for registration, the Borrowers shall submit to the Bank a copy of such application with the registration number stamped thereon and a related Supplement to Copyright Security Agreement, duly executed by Dominion, K-Tel Productions or K-Tel USA, as the case may be, in substantially the form of Exhibit E (for Dominion) Exhibit F (for K-Tel Productions) or Exhibit G (for K-Tel USA); provided, however, in connection with K-Tel Productions initial acquisition or creation of a Sound Recording, Composition or Compilation, simultaneously with such initial acquisition or creation, K-Tel Productions shall provide to the Bank (i) K-Tel Productions' Copyright Security Agreement, dated the date of such acquisition or creation, duly executed on behalf of K-Tel Productions, (ii) copies of searches of the U.S. Copyright Office with respect to all Sound Recordings, Compositions and Compilations acquired by K-Tel Productions, and (iii) such other items as the Bank may reasonably request. The Bank will, at the Borrowers' sole expense, undertake to file each such Copyright Security Agreement and/or Supplement to Copyright Security Agreement with the U.S. Copyright Office.

                  (c) Registration of Existing Unregistered Copyrights. The Borrowers covenant and agree that they may in their discretion determine to register any unregistered copyright in a Sound Recording, Composition or Compilation listed in Schedule 4.16(e) or in Schedule 4.16(g). In connection with the registration of each such existing copyright in a Sound Recording, Composition or Compilation, the Borrowers covenant and agree that they shall provide to the Bank a copy of each application for registration of each such copyright and the related correspondence submitting such application to the U.S. Copyright Office simultaneously with such submission to the U.S. Copyright Office. In addition, if the copyright claimant on any such application is not Dominion or K-Tel USA, as appropriate, then in addition to the application for registration, the Borrowers shall also simultaneously submit to the U.S. Copyright Office and provide to the Bank an assignment from the copyright claimant in favor of Dominion with respect to those unregistered copyrights listed in Schedule 4.16(e) or an assignment from the copyright claimant in favor of K-Tel USA with respect to those unregistered copyrights listed in Schedule 4.16(g). Within 30 days after the Borrowers' receipt from the U.S. Copyright Office of a registration number with respect to each such application, the Borrowers shall submit to the Bank a copy of such application with the registration number stamped thereon and a related Supplement to Copyright Security Agreement, duly executed by Dominion or K-Tel USA, as the case may be, in substantially the form of Exhibit E (for Dominion) or Exhibit G (for K-Tel USA). The Bank will, at the Borrower's sole expense, file each such Supplement to Copyright Security Agreement with the U.S. Copyright Office.

                  (d) Acquisition of Copyrights Subject to Long-Term Licenses. The Borrowers covenant and agree that Dominion or K-Tel Productions shall be the licensor under any long-term license (having a term of more than 5 years) in any Sound Recording or Compilation entered into by any Loan Party or any Affiliate of any Loan Party after the date of this Agreement, except for licenses by K-Tel UK in connection with the operation of its business. The Borrowers covenant and agree that they will provide a copy of each such long-term license to the Bank within fifteen (15) days after entering into each such long-term license. Without the prior written consent of the Bank, neither Dominion nor K-Tel Productions shall enter into any such long-term license unless such long-term license contains the licensor's acknowledgment that such long-term license is subject to a security interest in favor of the Bank and that the Bank may enforce its security interest in such long-term license and sell the licensee's rights under such long-term license without the consent of or notice to the licensor, with such acknowledgment being stated substantially as provided in Schedule 5.10(d).

                                   ARTICLE VI
                               Negative Covenants

                  So long as the Note shall remain unpaid or the Commitment shall be outstanding, the Borrowers agree that, without the prior written consent of the Bank:

                  Section 6.1 Liens of the Borrowers. None of the Borrowers will create, incur, assume or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, or other charge or encumbrance of any nature on any of its assets, now owned or hereafter acquired, or assign or otherwise convey any right to receive income or give its consent to the subordination of any of its rights or claims to any right or claim of any other Person; excluding, however, from the operation of the foregoing:

                  (a) Liens for taxes or assessments or other governmental charges to the extent not required to be paid by Section 5.4.

                  (b) Materialmen's, merchants', carriers', worker's, repairer's, or other like liens arising in the ordinary course of business to the extent not required to be paid by Section 5.4.

                  (c) Pledges or deposits to secure obligations under worker's compensation laws, unemployment insurance and social security laws, or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business.

                  (d) Zoning restrictions, easements, licenses, restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such property in the operation of the business of such Borrower or the value of such property for the purpose of such business.

                  (e) Mortgages, liens, pledges and security interests on any property of K-Tel USA securing any indebtedness for borrowed money in existence on the date hereof and listed in Schedule 6.1 hereto.

                  (f) The security interests granted to the Bank under the Security Documents.

                  (g) Capital Leases provided that after giving effect to each such Capital Lease, the Borrowers shall be in compliance with all provisions of this Agreement.

                  (h) Short-term nonexclusive licenses (having a term of 5 years or less) in the copyrights of a Borrower granted by such Borrower, as licensor, to third-party licensees in the ordinary course of such Borrower's business.

                  (i) The rights of third-party licensors pursuant to short-term license agreements (having a term of 5 years or less) under which a Borrower is the licensee of copyrights of such third-party licensors.

                  Section 6.2 Indebtedness of the Borrowers. None of the Borrowers will incur, create, assume or permit to exist any indebtedness for borrowed money, or any other indebtedness or liability, including, without limitation, trade debt or other payables or Capitalized Leases, except:

                  (a) Indebtedness of the Borrowers to the Bank.

                  (b) Indebtedness of the Borrowers in existence on the date hereof and listed in Schedule 6.2 hereto and renewals thereof.

                  (c) Trade debt and other payables of the Borrowers incurred in the ordinary course of business.

                  (d) Indebtedness of K-Tel USA incurred in connection with foreign exchange contracts which are entered into by K-Tel USA solely for the purpose of protecting against exchange change rate fluctuations.

                  (e) Accounts payable of Dominion to attorneys who have represented Dominion in the ordinary course of Dominion's business.

                  (f) Royalties payable by Dominion or K-Tel USA in the ordinary course of Dominion's or K-Tel USA's business.

                  (g) Commissions payable by Dominion or K-Tel USA incurred in the ordinary course of Dominion's or K-Tel USA's business.

                  (h) Accounts payable to and advances owing to K-Tel USA by Dominion not to exceed zero in the aggregate at any time.

                  (i) Accounts payable to and advances owing to K-Tel USA by K-Tel Productions not to exceed $250,000 in the aggregate at any time; provided, however, in the event that K-Tel Productions acquires any music catalogues, the foregoing limitation shall be increased by the purchase price of each such purchased music catalogue to an aggregate amount not to exceed at any time $2,250,000.

                  (j) Accounts payable to and advances owing to K-Tel USA by K-Tel Video not to exceed $250,000 in the aggregate at any time.

                  (k) Accounts payable to and advances owing to K-Tel USA by K-Tel Direct not to exceed $500,000 in the aggregate at any time.

                  (l) Accounts payable to and advances owing to K-Tel USA by K-Tel TV not to exceed $250,000 in the aggregate at any time.

                  (m) Accounts payable to and advances owing to K-Tel USA by K-Tel Consumer Products not to exceed $1,523,000 in the aggregate at any time.

                  (n) Unsecured indebtedness to Philip Kives or an entity controlled by Philip Kives.

                  Section 6.3 Guaranties of the Borrowers. None of the Borrowers will assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

                  (a) The endorsement of negotiable instruments by a Borrower for deposit or collection or similar transactions in the ordinary course of business.

                  (b) Guaranties, endorsements and other direct or contingent liabilities of K-Tel USA in connection with the obligations of other Persons in existence on the date hereof and listed in Schedule 6.3 hereto.

                  Section 6.4 Investments of the Borrowers. None of the Borrowers will purchase or hold beneficially any stock or other securities or evidence of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, except:

                  (a) Investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000.

                  (b) K-Tel USA's accounts receivable from and advances due from Dominion not to exceed zero in the aggregate at any time.

                  (c) K-Tel USA's accounts receivable from and advances due from K-Tel Productions not to exceed $250,000 in the aggregate at any time; provided, however, in the event that K-Tel Productions acquires any music catalogues, the foregoing limitation shall be increased by the purchase price of each such purchased music catalogue to an aggregate amount not to exceed at any time $2,250,000.

                  (d) K-Tel USA's accounts receivable from and advances due from K-Tel Video not to exceed $250,000 in the aggregate at any time.

                  (e) K-Tel USA's accounts receivable from and advances due from K-Tel Direct not to exceed $500,000 in the aggregate at any time.

                  (f) K-Tel USA's accounts receivable from and advances due from K-Tel TV not to exceed $250,000 in the aggregate at any time.

                  (g) K-Tel USA's accounts receivable from and advances due from K-Tel Consumer Products not to exceed $1,523,000 in the aggregate at any time.

                  (h) K-Tel USA's accounts receivable from and advances due from K-Tel International not to exceed $200,000 in the aggregate at any time.

                  (i) K-Tel USA's accounts receivable from and advances due from K-Tel Direct, Inc. not to exceed $1,125,000 in the aggregate at any time.

                  (j) K-Tel USA's accounts receivable from and advances due from K-Tel Entertainment (CAN), Inc. not to exceed $55,000 in the aggregate at any time.

                  (k) K-Tel USA's accounts receivable from and advances due from Dominion Vertriebs (Germany) not to exceed $41,000 in the aggregate at any time.

                  (l) K-Tel USA's accounts receivable from and advances due from K-Tel (UK) not to exceed $369,000 in the aggregate at any time.

                  (m) K-Tel USA's accounts receivable from and advances due from K-Tel International Limited not to exceed $24,000 in the aggregate at any time.

                  (n) K-Tel USA's accounts receivable from and foreign royalties due from Affiliates (not included in other subsections of this Section 6.4) not to exceed $130,000 in the aggregate at any time.

                  (o) Travel advances to officers and employees of the Borrowers in the ordinary course of business.

                  (p) Advances in the form of progress payments, prepaid rent or security deposits.

                  Section 6.5 Restricted Payments. None of the Borrowers will, during any fiscal year of such Borrower, pay any dividends or distributions on any shares of any class of stock of such Borrower or directly or indirectly apply any assets of such Borrower to the redemption, retirement, purchase or other acquisition of any share of any class of stock of such Borrower, and none of the Borrowers will make any other cash payment whatsoever to K-Tel International (whether as a fee for services rendered or the purchase price of an asset purchased, or for any other purpose; provided, however, that if and to the extent K-Tel International (the parent corporation of the Borrowers) files federal and state income tax returns on a consolidated basis and includes the Borrowers as members, each Borrower may dividend cash to K-Tel International in an amount not exceeding its share of the combined (without duplication) liabilities of the Borrowers for federal and state income taxes that would have been due the taxing authorities had such taxes been computed separately on separate returns for each of the Borrowers without regard to their inclusion as members of a consolidated group of corporations.

                  Section 6.6 Sale or Transfer of Assets; Suspension of any Borrower's Operations. None of the Borrowers will sell, lease, assign, transfer or otherwise dispose of (i) all or a substantial part of its assets or (ii) any collateral of the Bank or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than (A) a Borrower's sale of Inventory in the ordinary course of business, (B) a Borrower's granting of short-term nonexclusive licenses (having a term of 5 years of less) in its copyrights in the ordinary course of its business and (C) a Borrower's disposal of obsolete equipment in the ordinary course of business. None of the Borrowers will liquidate, dissolve or suspend business operations without the prior written consent of the Bank.

                  Section 6.7 Consolidation and Merger; Asset Acquisitions. None of the Borrowers will consolidate with or merge into any Person or permit any other Person to merge into it or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all of the assets of any other Person.

                  Section 6.8 Hazardous Substances. None of the Borrowers will cause or permit any Hazardous Substance to be disposed of, in any manner which might result in any material liability to such Borrower on, under or at any real property which is operated by such Borrower or in which such Borrower has any interest.

                  Section 6.9 Restrictions on Nature of Business. None of the Borrowers will engage in any line of business materially different from that presently engaged in by such Borrower.

                  Section 6.10 Change in Ownership. None of the Borrowers will issue or sell any stock of such Borrower so as to change the percentage of voting and non-voting stock of the Borrower owned by K-Tel International, which is the sole shareholder of each Borrower, and none of the Borrowers will permit or suffer to occur any sale, transfer, assignment, pledge or other disposition of any or all of the issued and outstanding shares of stock of such Borrower, except for the pledge of such stock to the Bank under K-Tel International's Pledge Agreement.

                                   ARTICLE VII
                     Events of Default, Rights and Remedies

                  Section 7.1 Events of Default. "Event of Default", wherever used herein, means any one of the following events:

                  (a) Default in the payment of any interest on or principal of the Note when due, including, without limitation, any mandatory prepayment required under Section 2.7 hereof, or default in the payment of any Obligation of Reimbursement when due.

                  (b) Default in the payment of any fees, costs, expenses or other amounts payable under this Agreement or any other Loan Document when due.

                  (c) Default in the performance, or breach, of any covenant or agreement on the part of the Borrowers or any of them contained in Sections 5.1, 5.7, 5.8, 5.9, 5.10, 5.11, 5.12, 6.1, 6.2, 6.3, 6.4, 6.5,
         6.6, 6.7, 6.9 or 6.10 hereof.

                  (d) Default in the performance, or breach, of any covenant or agreement on the part of any Loan Party contained in any Loan Document to which it is a party (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section or elsewhere in such Loan Document specifically dealt with) and the continuance of such default or breach for a period of 30 days after written notice thereof has been given by the Bank to the Borrowers.

                  (e) Any representation or warranty made by any Loan Party in any Loan Document to which it is a party or by any Loan Party (or any of its officers) in any certificate, instrument, or statement contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Loan Document, shall prove to have been incorrect in any material respect when made.

                  (f) A default under any bond, debenture, note or other evidence of indebtedness of any Loan Party (other than to the Bank) or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture or other instrument; provided, however, that if such default shall be cured by such Loan Party, or waived by the holders of such indebtedness, in each case as may be permitted by such evidence of indebtedness, indenture or other instrument, then the Event of Default hereunder by reason of such default shall be deemed likewise to have been thereupon cured or waived.

                  (g) An event of default shall occur under any Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement directly or indirectly securing any obligations of the Borrowers or any of them hereunder or under the Note.

                  (h) K-Tel International shall repudiate, purport to revoke, or fail to perform, when due, any of its obligations under K-Tel International's Guaranty, K-Tel International's Security Agreement or K-Tel International's Pledge Agreement.

                  (i) Default in the payment of any amount owed by the Borrowers or any of them to the Bank other than hereunder or under the Note.

                  (j) Any Loan Party shall be adjudicated a bankrupt or insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or any Loan Party shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of such Loan Party and such appointment shall continue undischarged for a period of 30 days; or any Loan Party shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against any Loan Party; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of any Loan Party and such judgment, writ, or similar process shall not be released, vacated or fully bonded within 30 days after its issue or levy.

                  (k) A petition shall be filed by or against any Loan Party under the United States Bankruptcy Code naming such Loan Party as debtor.

                  (l) The rendering against any Loan Party of a final judgment, decree or order for the payment of money in excess of $50,000 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution.

                  (m) A writ of attachment, garnishment, levy or similar process shall be issued against or served upon the Bank with respect to
         (i) any property of any Loan Party in the possession of the Bank, or
         (ii) any indebtedness of the Bank to any Loan Party.

                  (n) Any Reportable Event, which the Bank determines in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to any Loan Party by the Bank; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or any Loan Party shall have filed for a distress termination of any Plan under Title IV of ERISA; or any Loan Party shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Bank determines in good faith may by itself, or in combination with any such failures that the Bank may determine are likely to occur in the future, result in the imposition of a lien on the assets of such Loan Party in favor of the Plan.

                  Section 7.2 Rights and Remedies. If any Event of Default shall occur and be continuing, the Bank may exercise any one or more of the rights and remedies set forth below:

                  (a) The Bank may, by notice to the Borrowers, declare the Commitment to be terminated, whereupon the same shall forthwith terminate.

                  (b) The Bank may, by notice to the Borrowers, declare all indebtedness, interest, fees and other amounts due and payable under this Agreement, the Note and the other Loan Documents to be forthwith due and payable, whereupon the same shall be forthwith due and payable, without presentment, notice of dishonor, protest, or further notice of any kind, all of which are hereby expressly waived by each of the Borrowers.

                  (c) The Bank may, without notice to the Borrowers and without further action, apply any and all money owing by the Bank to the Borrowers or any of them to the payment of amounts owing to the Bank under this Agreement, the Note and the other Loan Documents, including interest accrued thereon, and of all other sums then owing by the Borrowers or any of them hereunder.

                  (d) The Bank may exercise and enforce its rights and remedies under any one or more of the Loan Documents.

                  (e) The Bank may exercise any other rights available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Section 7.1(j) or 7.1(k) hereof, the Commitment shall be automatically terminated and the entire unpaid principal amount of the Note, all interest accrued and unpaid thereon, and all other amounts payable under this Agreement and/or the other Loan Documents shall be immediately due and payable without presentment, demand, protest or notice of any kind all of which are hereby expressly waived by each of the Borrowers.

                                  ARTICLE VIII
                                  Miscellaneous

                  Section 8.1 Amendments, Etc. No amendment or waiver of any provision of any Loan Document, nor consent to any departure by the Borrowers or any of them therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank and, in the case of an amendment, by the Borrowers, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  Section 8.2 Notices, Etc. All notices and other communications provided for under any Loan Document shall be in writing and mailed or telecopied or personally delivered or delivered by overnight carrier, to the applicable party at its address indicated below:

                  If to the Borrowers:

                  K-Tel International (USA), Inc.
                  c/o K-Tel International, Inc.
                  2605 Fernbrook Lane North
                  Plymouth, Minnesota  55447
                  Attention:  Chief Financial Officer
                  Telecopier: (612) 559-6822

                  Dominion Entertainment, Inc.
                  c/o K-Tel International, Inc.
                  2605 Fernbrook Lane North
                  Plymouth, Minnesota  55447
                  Attention:  Chief Financial Officer
                  Telecopier:  (612) 559-6822

                  K-Tel Productions, Inc.
                  c/o K-Tel International, Inc.
                  2605 Fernbrook Lane North
                  Plymouth, Minnesota  55447
                  Attention:  Chief Financial Officer
                  Telecopier:  (612) 559-6822

                  K-Tel Video, Inc.
                  c/o K-Tel International, Inc.
                  2605 Fernbrook Lane North
                  Plymouth, Minnesota  55447
                  Attention:  Chief Financial Officer
                  Telecopier:  (612) 559-6822

                  K-Tel Direct, Inc.
                  c/o K-Tel International, Inc.
                  2605 Fernbrook Lane North
                  Plymouth, Minnesota  55447
                  Attention:  Chief Financial Officer
                  Telecopier:  (612) 559-6822

                  K-Tel TV, Inc.
                  c/o K-Tel International, Inc.
                  2605 Fernbrook Lane North
                  Plymouth, Minnesota  55447
                  Attention:  Chief Financial Officer
                  Telecopier:  (612) 559-6822

                  K-Tel Consumer Products, Inc.
                  c/o K-Tel International, Inc.
                  2605 Fernbrook Lane North
                  Plymouth, Minnesota  55447
                  Attention:  Chief Financial Officer
                  Telecopier:  (612) 559-6822

                  If to the Bank:

                  TCF National Bank Minnesota
                  801 Marquette Avenue
                  Minneapolis, Minnesota 55402
                  Attention:  Richard D. Larson
                  Telecopier:  (612) 661-8504

or, as to each party, at such other address or telecopy number as shall be designated in a written notice to the other party. Each such notice or communication shall be effective (i) if given by mail, two Business Days after such notice or communication is deposited in the mail with first class postage prepaid, addressed as aforesaid, (ii) if given by telecopy, when sent, (iii) if personally delivered, when personally delivered and (iv) if delivered by overnight carrier, one Business Day after deposit with the overnight carrier for next Business Day delivery, addressed as aforesaid; except that notices to the Bank pursuant to the provisions of Section 2.3 hereof shall not be effective until received by the Bank.

                  Section 8.3 No Waiver; Remedies. No failure on the part of the Bank to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

                  Section 8.4 Indemnity. In addition to the payment of costs and expenses pursuant to Section 8.5 hereof, the Borrowers agree to jointly and severally indemnify, defend and hold harmless the Bank, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees and agents of the foregoing (the "Indemnitees"), from and against (i) any and all transfer taxes, documentary taxes, assessments or charges made by delivery of this Agreement and the other Loan Documents or the making of the Advances, and (ii) any and all liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with any investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against such Indemnitee, in any manner relating to or arising out of or in connection with the making of the Advances, this Agreement and all other Loan Documents or the use or intended use of the proceeds of the Advances (the "Indemnified Liabilities"). If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon request of such Indemnitee, the Borrowers, or counsel designated by the Borrowers and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrowers' sole cost and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrowers shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligation of the Borrowers under this Section 8.4 shall survive the termination of this Agreement and the discharge of the Borrowers' other obligations under this Agreement.

                  Section 8.5 Costs, Expenses and Taxes. The Borrowers jointly and severally agree to pay on demand all costs and expenses related to the preparation, execution, delivery, filing, recording and administration of the Loan Documents and the other documents to be delivered under the Loan Documents and any waiver or consent hereunder or any amendment hereof, including, without limitation, the fees and expenses of counsel for the Bank (whether outside counsel, inside counsel, or both) with respect thereto and with respect to advising the Bank as to its rights and responsibilities under the Loan Documents, and all costs and expenses (including counsel fees and expenses, whether outside counsel, inside counsel, or both) in connection with the enforcement of the Loan Documents and the other documents to be delivered under the Loan Documents. In addition, the Borrowers shall pay any and all fees payable or determined to be payable in connection with the execution, delivery, filing and recording of the Loan Documents and the other documents to be delivered under the Loan Documents (including without limitation, any filing fees), and agree to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

                  Section 8.6 Right of Set-off. Upon the occurrence and during the continuance of any Event of Default the Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrowers or any of them against any and all of the obligations of the Borrowers or any of them now or hereafter existing under any Loan Document, irrespective of whether or not the Bank shall have made any demand under such Loan Document and although deposits, indebtedness or such obligations may be unmatured or contingent. The Bank agrees promptly to notify the Borrowers after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Bank may have.

                  Section 8.7 Severability of Provisions. Any provision of this Agreement or of any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or unenforceability of such provision in any other jurisdiction.

                  Section 8.8 Binding Effect; Governing Law. This Agreement shall be binding upon and inure to the benefit of each of the Borrowers and the Bank and their respective successors and assigns, except that none of the Borrowers shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank. This Agreement, the Note and the other Loan Documents shall be governed by, and construed in accordance with, the substantive laws, other than conflict laws, of the State of Minnesota.

                  Section 8.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

                  Section 8.10 Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  Section 8.11 Jurisdiction and Venue. The Borrowers consent to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement, the Note, any Security Documents and/or any other Loan Document, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by the Borrowers or any of them against the Bank in connection with this Agreement, the Note, any Security Document and/or any other Loan Document shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division. Notwithstanding the foregoing, nothing in this Agreement, the Note, the Security Documents or any other Loan Document shall affect the right of the Bank to bring any action or proceeding against the Borrowers or any of them or its property in the courts of any other jurisdiction.

                  Section 8.12 WAIVER OF JURY TRIAL. THE BANK AND THE BORROWERS ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED AND THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY MAY EXCEED THE TIME AND EXPENSE REQUIRED FOR TRIAL WITHOUT A JURY. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF ANY ACTION, PROCEEDING, LITIGATION OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, ANY RELATED AGREEMENTS OR THE PERFORMANCE OR ENFORCEMENT OF ANY OF THE FOREGOING.

                  Section 8.13 Restatement of Prior Credit Agreement. This Agreement constitutes an amendment to, and a complete restatement of, the Prior Credit Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           K-TEL INTERNATIONAL (USA), INC.


                                           By___________________________________
                                             Its________________________________


                                           DOMINION ENTERTAINMENT, INC.


                                           By___________________________________
                                             Its________________________________


                                           K-TEL PRODUCTIONS, INC.


                                           By___________________________________
                                             Its________________________________


                                           K-TEL VIDEO, INC.


                                           By___________________________________
                                             Its________________________________


                                           K-TEL DIRECT, INC.


                                           By___________________________________
                                             Its________________________________



                                           K-TEL TV, INC.


                                           By___________________________________
                                             Its________________________________


                                           K-TEL CONSUMER PRODUCTS, INC.


                                           By___________________________________
                                             Its________________________________


                                           TCF NATIONAL BANK MINNESOTA


                                           By___________________________________
                                             Its________________________________

                                           And


                                           By___________________________________
                                             Its________________________________




                     SCHEDULES TO REVOLVING CREDIT AGREEMENT
Schedule 2.11          Existing Letters of Credit
Schedule 4.4           Subsidiaries of K-Tel International
Schedule 4.7           Litigation
Schedule 4.16(a)       Dominion's Registered Copyrights in Sound Recordings and Compositions
Schedule 4.16(b)       Dominion's Registered Copyrights in Compilations
Schedule 4.16(c)       Registered Copyrights in Sound Recordings and Compilations which are
                       Owned by Dominion, but must be Assigned of Record by Affiliates of Dominion to
                       Dominion
Schedule 4.16(d)       Registered Copyrights in Sound Recordings and Compilations which are
                       Jointly Owned by Dominion and a Person other than an Affiliate of Dominion
Schedule 4.16(e)       Dominion's Unregistered Copyrights in Sound Recordings, Compositions
                       and Compilations
Schedule 4.16(f)       K-Tel USA's Registered Copyrights in Compilations which are subject to Short-Term License Agreements
Schedule 4.16(g)       K-Tel USA's Unregistered Copyrights in Compilations which are subject to Short-Term License Agreements
Schedule 4.16(h)       Dominion's Long-Term Licenses in Copyrights
Schedule 5.10(d)       Form of Acknowledgment for Long-Term Licenses
Schedule 6.1           Permitted Liens of K-Tel USA
Schedule 6.2           Permitted Indebtedness of K-Tel USA
Schedule 6.3           Permitted Guaranties of K-Tel USA


                     EXHIBITS TO REVOLVING CREDIT AGREEMENT


Exhibit A              Note
Exhibit B              Borrowing Base Certificate
Exhibit C              Form of Compliance Certificate for Borrowers
Exhibit D              Form of K-Tel Productions' Copyright Security Agreement
Exhibit E              Form of Supplement to Dominion's Copyright Security Agreement
Exhibit F              Form of Supplement to K-Tel Production's Copyright Security
                       Agreement
Exhibit G              Form of Supplement to K-Tel USA's Copyright Security
                       Agreement




                                  SCHEDULE 2.11
                                       TO
                           REVOLVING CREDIT AGREEMENT

  STANDBY
  NUMBER            DATE           AMOUNT          BENEFICIARY        EXPIRATION

  96-004          05/20/95       $20,000.00         BMG Music          05/31/97


DOCUMENTARY
  NUMBER            DATE           AMOUNT          BENEFICIARY        EXPIRATION

  160436          01/15/97       $142,515.40      P & C Creative       04/06/97
  160630          01/31/97       $24,613.51       Wellcare, Ltd.       03/30/97
  160643          02/06/97       $115,506.00      Hung Mei Brush       05/05/97
  160655          02/10/97       $29,760.00       Kayee MO House       03/15/97
  160682          02/24/97       $12,215.70       Kayee MO House       03/25/97
  160736          03/07/97       $29,760.00       Kayee MO House       04/08/97
  160774          03/21/97       $31,000.00      Teamwell Elect.       04/19/97
  160775          03/21/97        $7,300.00       So. Asia Int.        04/19/97
  160825          04/01/97       $13,527.00       Kayee MO House       04/23/97
    --*           04/07/97       $41,580.00       Kayee MO House       05/08/97
    --*           04/07/97       $24,336.00      Teamwell Elect.       05/10/97

--------------------------------------------------------------------------------

* These last two were submitted to First Chicago NBD on Monday, April 7, for issuance and do not yet have L/C numbers assigned to them (they are assigned by First Chicago).

--------------------------------------------------------------------------------




                                  SCHEDULE 4.4
                                       TO
                           REVOLVING CREDIT AGREEMENT


                          [TO BE PROVIDED BY BORROWER]







                                  SCHEDULE 4.7
                                       TO
                           REVOLVING CREDIT AGREEMENT


                          [TO BE PROVIDED BY BORROWER]







                                SCHEDULE 4.16(a)
                                       TO
                           REVOLVING CREDIT AGREEMENT


                       Dominion's Registered Copyrights in
                        Sound Recordings and Compositions
                               as of July 22, 1994


                     Dominion's Individual Sound Recordings

            Title of Work                     Artist                      Registration No.
            -------------                     ------                      ----------------
Abilene                              George Hamilton IV                      SR 151772
Don't Pull Your Love                 Hamilton, Joe Frank & Reynolds          SR 117409
Fallin' In Love                      Hamilton, Joe Frank & Reynolds          SR 115749
Batman Theme                         The Marketts                            SR 108810
No Matter What Your Shape            The T-Bones                             SR 114081
  (Your Stomach's In)
Let's Go                             The Routers                             SR 118331
Monster Mash                         Bobby "Boris" Pickett                   SR 141067
Turn Your Radio On                   The Jordanaires                         SR 140329
Why Me Lord                          The Jordanaires                         SR 140330
Wings Of A Dove                      The Jordanaires                         SR 140331
Crying In The Chapel                 The Jordanaires                         SR 140332
God Bless The USA/America
  The Beautiful                      The Jordanaires                         SR 140333
Just A Closer Walk With Thee         The Jordanaires                         SR 141416
Will The Circle Be Unbroken          The Jordanaires                         SR 141415
Peace In The Valley                  The Jordanaires                         SR 141414
Uncloudy Day                         The Jordanaires                         SR 141417
How Great Thou Art                   The Jordanaires                         SR 141412
Amazing Grace                        The Jordanaires                         SR 141413



                                 Complete Albums
                              (including Frontline)


         Title of Work                        Artist                      Registration No.
         -------------                        ------                      ----------------

Celestial Navigations II             Celestial Navigations                   SR 108018
Bluegrass Favorites                  The Wood Brothers                       SR 166623
New Frontier                         Rick Zunigar                            SR 108799
For My Friends                       Greg Mathieson                          SR 108805
Don't Look Back                      Don Randi And Quest                     SR 108798
Gary Herbig                          Gary Herbig                             SR 108577
Friends To Lovers                    Gary Herbig                             SR 108803
Jules Broussard                      Jules Broussard                         SR 112338
Sweet Innocence                      Vinny Bianchi & Providence              SR 108804
And It Rained All Through The
  Night                              Bill Wolfer                             SR 108802
Celestial Navigations                Celestial Navigations                   SR 108814
Live At Alfonse's                    Dave Pell Octet                         SR 108794
Cool Saturdays                       Tommy Wiggins                           SR 112678
Caught In The Blue Light             Bill Wolfer                             SR 117440
You Ought to Think About Me          Jimmy McGriff                           SR 121447
Diamond Jubilee                      Frank Yankovic                          SR 121446
From Me To You                       Tom Coster                              SR 120960
Crazy Z Jaye                         Ebony Lover & D.J.                      SR 118678
Silent Night                         Bill Wolfer                             SR 124210
Seasonings                           Various Artists                         SR 124199
Wind & Sea                           Don Randi & Quest                       SR 124273
In A Blue Mood                       Jimmy McGriff                           SR 136544
How Fast Forever Goes                Gary LeMel                              SR 139037
ICE - Chapter III                    Celestial Navigations                   SR 141406
The Wood Brothers                    The Wood Brothers                       SR 145720
Memories And Me                      Paul Hale                               SR 157084
Hooked On Big Bands                  Joe Fingers Webster                     SR 157079
Hooked On Romance                    Starsound Orchestra                     SR 147678
Hooked On A Beatles Tribute          Dr. Fink & The Mystery Band             SR 141405
Hooked On Dixie 2                    Joe Fingers Webster                     SR 136412
Hooked On Country                    Wood Brothers                           SR 130767
Hooked On Polkas                     Joey Miskulin                           SR 108806
Hooked On Bluegrass                  Wood Brothers                           SR 108812
Ray Price - Greatest Hits            Ray Price                               SR 184402
The Old Rugged Cross                 Ray Price                               SR 183434
Artistically Beatles                                                         SR 157076
Time For Dreaming                                                            SR 146675
Songs For Your Wedding                                                       SR 145437
America Proud                                                                SR 133133
90's Movie Hits                                                              SR 135106
Screeches, Clanks & Howls                                                    SR 171969




                                SCHEDULE 4.16(b)
                                       TO
                           REVOLVING CREDIT AGREEMENT


                Dominion's Registered Copyrights in Compilations
                               as of July 22, 1994

          Title of Work                                Artist                   Registration No.
          -------------                                ------                   ----------------
Martha Reeves/Etta James                       Martha Reeves/Etta James            SR 112687
The Gospel Soul of Etta James                  Etta James                          SR 112686
Back To The Early 50's                                                             SR 119493
Back To The 50's - Vol. II                                                         SR 119479
Back To The 50's - Vol. III                                                        SR 118079
Back To The 60's Rock `N Roll                                                      SR 119490
Back To The 60's Country                                                           SR 119480
Back To The 60's Soul                                                              SR 123309
Back To The 60's Soul - Vol. II                                                    SR 118068
Back To The 60's - Vol. II                                                         SR 119475
Back To The 60's - Vol. III                                                        SR 119477
Back To The 60's - Vol. IV                                                         SR 119472
Back To The 60's - Vol. V                                                          SR 119482
Back To The 70's Country                                                           SR 119478
Back To The 70's                                                                   SR 118097
Back To The 70's - Vol. II                                                         SR 119491
Jan & Dean - Surf City                         Jan & Dean                          SR 120062
Little Richard - His Best                      Little Richard                      SR 119484
The Best of B.J. Thomas                        B.J. Thomas                         SR 120057
The Best of Connie Smith                       Connie Smith                        SR 119474
Drifters/Coasters                              Drifters/Coasters                   SR 119473
Frankie Laine/Johnnie Ray                      Frankie Laine/Johnnie Ray           SR 119485
The Impressions/Jerry Butler                   The Impressions/Jerry Butler        SR 119471
Patti Page/Rosemary Clooney                    Patti Page/Rosemary Clooney         SR 119483
The Grass Roots                                Gary Lewis & The Playboys           SR 119476
Soul Of Sam & Dave                             Sam & Dave                          SR 119488
Tommy Roe/Bobby Vee                            Tommy Roe/Bobby Vee                 SR 118078
Lynn Anderson/Donna Fargo                      Lynn Anderson/Donna Fargo           SR 119492
Goofy Greats                                                                       SR 119486
More Gospel Country                                                                SR 119489
Country Ladies                                                                     SR 119481
Best of Christmas                                                                  SR 119487
50's Dance Party - Vol. II                                                         SR 112790
60's Dance Party - Vol. II                                                         SR 112781
Originals Still The Greatest - Vol. III                                            SR 117400
Originals Still The Greatest - Vol. IV                                             SR 117401
Golden Years I - 1955                                                              SR 121364
Golden Years II - 1956                                                             SR 121039
Golden Years III - 1957                                                            SR 121061
Golden Years IV - 1958                                                             SR 121051
Golden Years V - 1959                                                              SR 121050
Golden Years VI - 1960                                                             SR 121071
Golden Years VII - 1961                                                            SR 121072
Golden Years VIII - 1962                                                           SR 121040
Golden Years IX - 1963                                                             SR 121041
Golden Years X - 1964                                                              SR 121045
Rhythm Classical Intermediate - Vol. I                                             SR 121241
Rhythm Classical Intermediate - Vol. II                                            SR 121242
Rhythm Classical Advanced - Vol. I                                                 SR 122213
Rhythm Classical Advanced - Vol. II                                                SR 121243
Rhythm Country Intermediate - Vol. I                                               SR 122114
Rhythm Country Intermediate - Vol. II                                              SR 121244
Rhythm Country Advanced - Vol. I                                                   SR 121247
Rhythm Country Advanced - Vol. II                                                  SR 122218
Rhythm Oldies Intermediate - Vol. I                                                SR 122217
Rhythm Oldies Intermediate - Vol. II                                               SR 122215
Rhythm Oldies Advanced - Vol. I                                                    SR 122219
Rhythm Oldies Advances - Vol. II                                                   SR 122222
Remembering Johnnie Ray                                                            SR 120968
Golden Years - 1965                                                                SR 124202
Golden Years - 1966                                                                SR 124200
Golden Years - 1967                                                                SR 124203
Golden Years - 1968                                                                SR 124207
Golden Years - 1969                                                                SR 124205
Golden Years - 1970                                                                SR 124209
Golden Years - 1971                                                                SR 124201
Golden Years - 1972                                                                SR 124204
Golden Years - 1973                                                                SR 124206
Golden Years - 1974                                                                SR 124208
The Ink Spots                                                                      SR 126579
Love Letters                                   Pat Boone                           SR 126580
The Best of Brook Benton                       Brook Benton                        SR 129580
Back To The 70's - Vol. III                                                        SR 124539
The Best Of Redbone                            Red Bone                            SR 124552
Gospel's Brightest Hits                                                            SR 124553
Drifters Greatest Hits                         The Drifters                        SR 127571
Country Spotlight                              Lynn Anderson                       SR 128637
Country Spotlight                              Johnny Paycheck                     SR 128639
Country Spotlight                              Jimmy Dean                          SR 128638
Christmas Favorites                                                                SR 128636
Country Spotlight                              Roger Miller                        SR 131553
Country Spotlight                              Patsy Cline                         SR 131554
The Fabulous 50's                                                                  SR 133112
The Fabulous 60's                                                                  SR 133108
Country Spotlight                              Kitty Wells                         SR 135535
Country Spotlight                              Faron Young                         SR 135536
The Beach Boys/Jan & Dean                      The Beach Boys/Jan & Dean           SR 145474
Country Spotlight                              Donna Fargo                         SR 145802
Country Spotlight                              Don Gibson                          SR 145721
Country Jukebox                                                                    SR 147675
Country Chart-Toppers                                                              SR 147635
Super Box of Rock                                                                  SR 148589
Country Superstars                                                                 SR 149166
Country Time                                                                       SR 148616
Johnny Russell-Greatest Hits                   Johnny Russell                      SR 175663
Super 70's - Vol. I                                                                SR 182924
Super Box Of Rock - Vol. II                                                        SR 185030
Music To Remember                                                                  SR 183464
Fabulous 50's - Vol. III                                                           SR 183435
Sensational 60's - Vol. II                                                         SR 183423
Super 70's - Vol. II                                                               SR 183431
Musical Meditations                                                                SR 182914




                                SCHEDULE 4.16(c)
                                       TO
                           REVOLVING CREDIT AGREEMENT


                  Registered Copyrights in Sound Recordings and
          Compilations which were Owned by Dominion as of July 22, 1994 and which have been Assigned
                 of Record by Affiliates of Dominion to Dominion


                              Individual Recordings

     Title of Work                   Artist                        Registration       Registered Owner
     -------------                   ------                        ------------       ----------------
                                                                       No.
                                                                       ---
Rubber Ball                      Bobby Vee                          SR 142397        Commonwealth Music
My True Love                     Jack Scott                         SR 142428        Commonwealth Music
Honeycomb                        Jimmie Rogers                      SR 142403        Commonwealth Music
Blue Moon                        The Marcels                        SR 142422        Commonwealth Music
One Track Mind                   Bobby Lewis                        SR 142423        Commonwealth Music
Sugar Shack                      Jimmy Gilmer                       SR 142396        Commonwealth Music
Do You Wanna Dance               Bobby Freeman                      SR 142402        Commonwealth Music
Sea Cruise                       Frankie Ford                       SR 142400        Commonwealth Music
Tell Him                         The Exciters                       SR 142424        Commonwealth Music
You Can't Sit Down               The Dovells                        SR 142395        Commonwealth Music
Da Doo Ron Ron                   The Crystals                       SR 142426        Commonwealth Music
Raindrops                        Dee Clark                          SR 142405        Commonwealth Music
Just A Dream                     Jimmy Clanton                      SR 142399        Commonwealth Music
He's So Fine                     The Chiffons                       SR 142398        Commonwealth Music
One Fine Day                     The Chiffons                       SR 142425        Commonwealth Music
The Letter                       The Box Tops                       SR 142421        Commonwealth Music
My Boyfriend's Back              The Angels                         SR 142404        Commonwealth Music
My Guy                           Mary Wells                         SR 142412        K-tel Int'l
You Beat Me To The Punch         Mary Wells                         SR 142408        K-tel Int'l
A Night Has A Thousand  Eyes     Bobby Vee                          SR 142392        K-tel Int'l
Runaway                          Del Shannon                        SR 142407        K-tel Int'l
Hats Off To Larry                Del Shannon                        SR 142389        K-tel Int'l
Wooly Bully                      Sam The Sham & The Pharaohs        SR 142409        K-tel Int'l
Soul Man                         Sam & Dave                         SR 142386        K-tel Int'l
Smoke Gets In Your Eyes          The Platters                       SR 142419        K-tel Int'l
Good Morning Starshine           Oliver                             SR 142394        K-tel Int'l
Ooh! My Soul                     Little Richard                     SR 142383        K-tel Int'l
Send Me Some Lovin'              Little Richard                     SR 142378        K-tel Int'l
She's Got It                     Little Richard                     SR 142373        K-tel Int'l
The Girl Can't Help It           Little Richard                     SR 142376        K-tel Int'l
Good Golly Miss Molly            Little Richard                     SR 142418        K-tel Int'l
Long Tall Sally                  Little Richard                     SR 142381        K-tel Int'l
Tutti Frutti                     Little Richard                     SR 142382        K-tel Int'l
Slippin' & Slidin'               Little Richard                     SR 142370        K-tel Int'l
Rip It Up                        Little Richard                     SR 142371        K-tel Int'l
Keep A Knockin'                  Little Richard                     SR 142379        K-tel Int'l
Baby Face                        Little Richard                     SR 142375        K-tel Int'l
Jenny, Jenny                     Little Richard                     SR 142380        K-tel Int'l
Ready Teddy                      Little Richard                     SR 142374        K-tel Int'l
By The Light Of The Silvery      Little Richard                     SR 142377        K-tel Int'l
  Moon
Miss Ann                         Little Richard                     SR 142372        K-tel Int'l
Goin' Out Of My Head             Little Anthony & The Imperials     SR 142411        K-tel Int'l
Tossin' & Turnin'                Bobby Lewis                        SR 142413        K-tel Int'l
Surf City                        Jan & Dean                         SR 142393        K-tel Int'l
This Diamond Ring                Gary Lewis & The Playboys          SR 142410        K-tel Int'l
Everybody Loves A Clown          Gary Lewis & The Playboys          SR 142387        K-tel Int'l
C'mon And Swim                   Bobby Freeman                      SR 142415        K-tel Int'l
Rebel Rouser                     Duane Eddy                         SR 142364        K-tel Int'l
Up On The Roof                   The Drifters                       SR 142390        K-tel Int'l
Little Darlin'                   The Diamonds                       SR 142366        K-tel Int'l
Rockin' Robin                    Bobby Day                          SR 142365        K-tel Int'l
Charlie Brown                    The Coasters                       SR 142367        K-tel Int'l
Yakety Yak                       The Coasters                       SR 142420        K-tel Int'l
Hey Little Girl                  Dee Clark                          SR 142369        K-tel Int'l
Venus In Blue Jeans              Jimmy Clanton                      SR 142414        K-tel Int'l
Sweet Talkin' Guy                The Chiffons                       SR 142391        K-tel Int'l
Then You Can Tell Me Goodbye     The Casinos                        SR 142385        K-tel Int'l
Worst That Could Happen          Brooklyn Bridge                    SR 142388        K-tel Int'l
Song For My Father               Sherry Winston                     SR 103996
Symphonic Rock Suite #2          Sherry Winston                     SR 103997
That's The Way Of The World      Sherry Winston                     SR 103998
Hit It Hard                      Sherry Winston                     SR 103999
Shall We                         Sherry Winston                     SR 104000
Crazy Ladies                     Sherry Winston                     SR 104001
Love Mission                     Sherry Winston                     SR 104002
Love Madness                     Sherry Winston                     SR 104003
Anniversary Song                 Sherry Winston                     SR 104004
Metro North                      Sherry Winston                     SR 104005
Stride                           Sherry Winston                     SR 104006
Truckstar Music                                                     SR 123406        Era Records
Moments To Remember                                                 SR 120144        K-tel Int'l
Motor City Sound                                                    SR 113811        K-tel Int'l
Pure Pop                                                            SR 113864        K-tel Int'l
Street Corner Singin'                                               SR 113834        K-tel Int'l
After Dusk                                                          SR 113861        K-tel Int'l
The Baroque Connection                                              SR 37998         K-tel Int'l
Havin' An Oldies Party With                                         SR 126582        K-tel Int'l
  Sha Na Na
Originals Still The Greatest                                        SR 129398        K-tel Int'l
  Vol. I 1957-1960
Back To The 60's                                                    SR 124415        K-tel Int'l
Back To The 50's                                                    SR 124414        K-tel Int'l
Chubby's Dance Party                                                SR 118432        K-tel Int'l
Originals Still The Greatest                                        SR 113870        K-tel Int'l
  Vol. II 1960-1962
Love Songs Of The Rock & Roll                                       SR 123417        Era Records
  Era
Gospel Country                                                      SR 123391        Era Records
Great Rock & Roll Love Songs                                        SR 123407        Era Records
Surfin' USA                                                         SR 123440        Era Records
Inspirations                                                        SR 123386        Era Records
The Very Best In Country Music                                      SR 123425        Era Records
Songs of Truth                                                      SR 123444        Era Records
Gentle Side of Country                                              SR 123423        Era Records
All Time Country Superstars                                         SR 123424        Era Records
The Association/Turtles          The Association/Turtles            SR 123404        Era Records
50's Dance Party                                                    SR 123403        Era Records
Country Heartbreak                                                  SR 123395        Era Records
Juke Box Favorites                                                  SR 123405        Era Records
Soft Sounds Of The 50's                                             SR 124027        Era Records
60's Dance Party                                                    SR 124017        Era Records
Hooked On Instrumentals                                             SR 126815        K-tel Int'l




                                HOOKED ON ALBUMS
                          TO BE ASSIGNED FROM 3RD PARTY

                                                                             Registered
     Title of Work                  Artist          Registration No.            Owner
     -------------                  ------          ----------------         -----------
Hooked On Classics               Louis Clark            SR 32919             RCA Records
Hooked On Classics II            Louis Clark            SR 39857             RCA Records
Hooked On Classics III           Louis Clark            SR 45398             RCA Records
Hooked On Swing                  Larry Elgart           SR 45953             RCA Records
Hooked On Rock Classics                                 SR 46187             RCA Records
Hooked On Swing II               Larry Elgart           SR 46188             RCA Records
Hooked On Swing III              Larry Elgart           SR 51127             RCA Records




                                SCHEDULE 4.16(d)
                                       TO
                           REVOLVING CREDIT AGREEMENT


           Registered Copyrights in Sound Recordings and Compilations
                which are Jointly Owned by Dominion and a Person
             other than an Affiliate of Dominion as of July 22, 1994

                                                 Registration          Name of Other               Registered
  Title of Work           Artist                    Number                Person                      Owner
  -------------           ------                    ------                ------                      -----
Hooka Tooka          Chubby Checker               SR 147217            Ernest Evans           K-tel Int'l/Ernest Evans
Loddy Lo             Chubby Checker               SR 147218            Ernest Evans           K-tel Int'l/Ernest Evans
Twist It Up          Chubby Checker               SR 147219            Ernest Evans           K-tel Int'l/Ernest Evans
Let's Limbo Some     Chubby Checker               SR 147220            Ernest Evans           K-tel Int'l/Ernest Evans
  More
Dancin' Party        Chubby Checker               SR 147221            Ernest Evans           K-tel Int'l/Ernest Evans
Hey, Bobba Needle    Chubby Checker               SR 147223            Ernest Evans           K-tel Int'l/Ernest Evans
Birdland             Chubby Checker               SR 147224            Ernest Evans           K-tel Int'l/Ernest Evans
Popeye The           Chubby Checker               SR 147225            Ernest Evans           K-tel Int'l/Ernest Evans
  Hitchhiker
Slow Twistin'        Chubby Checker               SR 142384            Ernest Evans           K-tel Int'l/Ernest Evans
I Burn For You 12"   10db                         SR 105962            Crush Music            Dominion
Steppin' Out         10db                         SR 106648            Crush Music            Dominion
  Tonight 12"
I Second That        10db                         SR 106647            Crush Music            Dominion
  Emotion 12"
I Second That        10db                         SR 106148            Crush Music            Dominion
  Emotion
Steppin' Out         10db                         SR 106149            Crush Music            Dominion
  Tonight
You Could've Been    10db                         SR 106150            Crush Music            Dominion
  My Lady
Go-Go World          10db                         SR 106151            Crush Music            Dominion
Take Our Time        10db                         SR 106152            Crush Music            Dominion
Midsummer Slow Cut   10db                         SR 106153            Crush Music            Dominion
Inside Your Love     10db                         SR 106154            Crush Music            Dominion
I Burn For You       10db                         SR 106155            Crush Music            Dominion
Givin' Up On Love    Lenny Williams               SR 107474            Crush Music            Dominion
  12"
Master Plan -        Master Plan                  SR 107476            Crush Music            Dominion
  Stomp 12"
Layin' In Wait       Lenny Williams               SR 114169            Crush Music            Dominion/Crush Music
Smooth & Legit 12"   MC Smooth                    SR 114451            Crush Music            Dominion/Crush Music
Here's A Ticket 12"  Lenny Williams               SR 114452            Crush Music            Dominion/Crush Music
Smooth & Legit       MC Smooth                    SR 117441            Crush Music            Dominion/Crush Music
Gotta Lotta Luv 12"  Lenny Williams               SR 120308            Crush Music            Dominion/Crush Music
2 Bigg MC            2 Bigg MC                    SR 122781            Crush Music            Dominion/Crush Music




                                SCHEDULE 4.16(e)
                                       TO
                           REVOLVING CREDIT AGREEMENT


             Dominion's Unregistered Copyrights in Sound Recordings,
                Compositions and Compilations as of July 22, 1994


 Title of Work       Artist or Author (if Sound            Sound Recording,
                      Recording of Composition)       Composition or Compilation



                         [TO BE COMPLETED BY BORROWERS]





                                SCHEDULE 4.16(f)
                                       TO
                           REVOLVING CREDIT AGREEMENT


                K-Tel USA's Registered Copyrights in Compilations
               which are subject to Short-Term License Agreements
                               as of July 22, 1994


                   Title of Work                        Registration No.
                   -------------                        ----------------

Awakening                                                  SR 112684
Rock N' Roll Guitar Classics                               SR 112688
Country Love                                               SR 112689
The Class Of Country                                       SR 112685
Battle Of The Bands - Vol. II                              SR 112681
The Best Of Christian Rock                                 SR 114200
Yo! Mo Rap                                                 SR 114197
Country Stars/Inspirational Hits                           SR 114195
House Afire                                                SR 114199
More 50's Jukebox Favorites                                SR 114196
More 60's Jukebox Favorites                                SR 112679
Dance Power                                                SR 112680
Power In The Spirit                                        SR 114194
Great Ladies Of Jazz                                       SR 114198
The Edge Of Rock                                           SR 112780
Lambada                                                    SR 114424
Rap Wit'Cha                                                SR 114426
Rap Wit'Cha - Vol. 2                                       SR 114427
Hot Ladies Of The 80's                                     SR 117439
Slow Dancin'                                               SR 117438
Twisted Metal                                              SR 119258
Battle Of The Bands - Vol. 4                               SR 119256
Battle Of The Bands - Vol. 3                               SR 119257
Country Music Classics - Vol. I                            SR 120923
Country Music Classics - Vol. II                           SR 120924
Country Music Classics - Vol. III                          SR 120925
Country Music Classics - Vol. IV                           SR 120926
Country Music Classics - Vol. V                            SR 120927
On The House                                               SR 121442
Stars Of Christian Rock                                    SR 121440
The Best Of Bobby Jimmy & The Critters                     SR 121450
Pop Goes The Gospel                                        SR 121448
The Chuck Wagon Gang - Greatest Hits Vol. I                SR 121036
Rap's Biggest Hits                                         SR 126306
The Soft Sound of Chad & Jeremy                            SR 122786
Rap Attack                                                 SR 122758
The Future Of Rock                                         SR 122784
Rock Classics III                                          SR 122777
Blues - The New Breed                                      SR 124222
Hooked On Classics Collection                              SR 127395
Hooked On Swing Collection                                 SR 126577
Rappin' His Word                                           SR 124546
Romantic Hits Of The 80's                                  SR 124535
100 Proof Hits                                             SR 124534
Rock Radio Vietnam                                         SR 124551
Contemporary Christian Hits                                SR 126700
1910 Fruitgum Co./Ohio Express                             SR 126583
Inspirational Christian Hits                               SR 127570
Old Times Hymns - Vol. II                                  SR 127569
Righteous Metal - Vol. II                                  SR 129498
East Vs. West                                              SR 129829
U Rap 2 It                                                 SR 129731
Music For All Occasions                                    SR 130776
60's Sock Hop                                              SR 133140
50's Sock Hop                                              SR 132337
Singin' The Good News                                      SR 133132
Tuesday's Just As Bad                                      SR 133134
Gospel Celebration                                         SR 150436
Frankie Avalon/Annette Funicello                           SR 135109
A Tribute To Elvis                                         SR 135136
Havin' A 60' Hootenanny                                    SR 135557
Best Of Southern Gospel                                    SR 135538
Best Of Bluegrass                                          SR 136411
Today's Best Country                                       SR 136543
Best Of Gene Pitney                                        SR 136408
Rap's Most Wanted                                          SR 136403
Nasty Wax                                                  SR 136404
Super Bad Is Back                                          SR 136407
Super Bad                                                  SR 136406
Son of Super Bad                                           SR 136405
Country Gospel Greats                                      SR 137797
Great Ladies of Jazz II                                    SR 137800
Wacky Weirdos                                              SR 145476
Goofy Greats                                               SR 141537
Silly Songs                                                SR 145473
Rap:  On The Lighter Tip                                   SR 145498
Rap:  Hall Of Fame                                         SR 141534
Rap:  Most Valuable Players                                SR 141532
Rap:  Straight Outta The Ghetto                            SR 141531
Country Music Classics VI                                  SR 141536
Country Music Classics VII                                 SR 141538
The Statler Brothers/The Jordanaires                       SR 141136
The Jordanaires Sing Gospel                                SR 141512
Today's Christian Favorites                                SR 141409
Southern Fried Rock                                        SR 141408
Comedy Classics                                            SR 144059
Gospel's Finest                                            SR 144060
Zydeco Party                                               SR 144058
Cajun Party                                                SR 143695
Oak Ridge Boys/J.D. Sumner & The Stamps                    SR 143758
1st Ladies of Rap                                          SR 143759
Rockin' Rebels                                             SR 145719
Saxy Rock                                                  SR 145750
Best Of The Box Rap                                        SR 146658
Rap Beat From The Street                                   SR 146896
Today's Hot Country                                        SR 147680
Great Ladies Of Country                                    SR 147674
Charlie Daniels Bank/The Marshall Tucker Band              SR 148281
The Gospel Side Of Ray Stevens                             SR 148299
Glory Bound                                                SR 148298
That Gospel Feeling                                        SR 149404
60's Sound Explosion                                       SR 149070
Solid Gold Rock N' Roll                                    SR 149365
Country Dance Party                                        SR 153046
Cowboy Gospel Classics                                     SR 153047
Country Music Classics - Vol. XVII                         SR 153058
Country Music Classics - Vol. XVIII                        SR 153045
Country Comedy Classics                                    SR 168361
Classic Country Instrumentals                              SR 157069
Discomania                                                 SR 153589
Gospel Soul                                                SR 157070
Country Line Dance Jubilee                                 SR 153593
Best Of The Choirs                                         SR 172212
Rap:  Today's Greatest Hits                                SR 171968
Rap:  Bass Assault                                         SR 172213
Let's Worship Him                                          SR 169947
Best Of The Blues                                          SR 169925
Country Music Classics - Vol. XIX                          SR 169945
Country Music Classics - Vol. XX                           SR 169934
Footprints In The Sand                                     SR 169935
How Great Thou Art                                         SR 169937
Southern Fried Rock - Second Helping                       SR 169936
Those Wonderful Instruments                                SR 175511
Country Music Classics - Vol. XXI                          SR 175680
Country Music Classics - Vol. XXII                         SR 175514
Go Tell It On The Mountain                                 SR 172047
Dumb Dittie                                                SR 175667
Hit Parader Salutes 20 Years Of Metal                      SR 182925
Best Of Reggae                                             SR 183750
Precious Memories                                          SR 183436
Working Man's Country                                      SR 183415
Psychedelic Mind Trip                                      SR 183413
Country's Greatest Singer/Songwriters                      SR 183414
The Brill Building Sound                                   SR 185413
Dance X-Theme                                              SR 185070
Club/House Explosion                                       SR 185362
World Dance Beat                                           SR 185463
GMA:  Today's Top Christian Hits                           SR 157071
GMA:  23rd Annual Dove Awards                              SR 147677
GMA:  Top Ten Christian Hits                               SR 145442
Noche Caliente - I                                         SR 182917
Noche Caliente - II                                        SR 182918
Having A "T" Party                                         SR 133136
Rap Beginnings - I                                         SR 112683
Rap Beginning - II                                         SR 112682
Best Of Chad & Jeremy                                      SR 124538




                                SCHEDULE 4.16(g)
                                       TO
                           REVOLVING CREDIT AGREEMENT


                     K-Tel USA's Unregistered Copyrights in
              Compilations which are subject to Short-Term License
                         Agreements as of July 22, 1994



Title of Work
-------------


                         [TO BE COMPLETED BY BORROWERS]






                                SCHEDULE 4.16(h)
                                       TO
                           REVOLVING CREDIT AGREEMENT



                   Dominion's Long-Term Licenses in Copyrights
                               as of July 22, 1994

   Date of License          Copyright Subject                                 Name of Licensee
      Agreement            to License Agreement      Name of Licensor        (before assignment)
      ---------            --------------------      ----------------        -------------------




                         [TO BE COMPLETED BY BORROWERS]






                                SCHEDULE 5.10(d)
                                       TO
                           REVOLVING CREDIT AGREEMENT


                      Form of Acknowledgment to be included
          in Long-Term Licenses of which Dominion or K-Tel Productions is the Licensee



                  [Licensor] acknowledges that [Licensee] has granted a security interest in [this License] and all rights of [Licensee] under this [License] in favor of TCF National Bank Minnesota or in favor of any subsequent financial institution which shall have provided financing to [Licensee]. [Licensor] hereby consents to such security interest and agrees that following the occurrence of an event of default in connection with such financing such financial institution is entitled to the benefit of all rights under this [License] and may sell or assign its interest in this [License] and the rights under this [License] without the consent of or notice to [Licensor].





                                  SCHEDULE 6.1
                                       TO
                           REVOLVING CREDIT AGREEMENT


                    Schedule of Permitted Liens of K-Tel USA


1. Lease Agreement dated September 4, 1991 with Bell Atlantic TriCon Leasing Corporation for certain equipment.

2. Payment Plan Equipment Schedule and Payment Agreement dated August 1, 1989 with Hewlett-Packard Company for certain equipment.

3. Payment Plan Equipment Schedule and Payment Agreement dated September 24, 1990 with Hewlett-Packard Company for certain equipment.

4. Lien in favor of Simitar Entertainment, Inc. on video production rights purchased from Simitar Entertainment, Inc. securing remaining balance of approximately $125,000.





                                  SCHEDULE 6.2
                                       TO
                           REVOLVING CREDIT AGREEMENT


                 Schedule of Permitted Indebtedness of Borrower


1. Lease Agreement dated September 4, 1991 with Bell Atlantic TriCon Leasing Corporation for certain equipment.

2. Payment Plan Equipment Schedule and Payment Agreement dated August 1, 1989 with Hewlett-Packard Company for certain equipment.

3. Payment Plan Equipment Schedule and Payment Agreement dated September 24, 1990 with Hewlett-Packard Company for certain equipment.

4. $125,000 owed to Simitar Entertainment, Inc. for purchase of certain video production rights.





                                  SCHEDULE 6.3
                                       TO
                           REVOLVING CREDIT AGREEMENT


                  Schedule of Permitted Guaranties of K-Tel USA



                                      None





                                                                    EXHIBIT A TO
                                                            AMENDED AND RESTATED
                                                      REVOLVING CREDIT AGREEMENT

                                 REVOLVING NOTE

$1,000,000.00                                                     April 10, 1997

                  FOR VALUE RECEIVED, the undersigned, K-TEL INTERNATIONAL
(USA), INC., a Minnesota corporation ("K-Tel USA"), DOMINION ENTERTAINMENT, INC., a Minnesota corporation ("Dominion"), K-TEL PRODUCTIONS, INC., a Minnesota corporation ("K-Tel Productions"), K-TEL VIDEO, INC., a Minnesota corporation ("K-Tel Video"), K-TEL DIRECT, INC., a Minnesota corporation ("K-Tel Direct"), K-TEL TV, INC., a Minnesota corporation ("K-Tel TV"), K-TEL CONSUMER PRODUCTS, INC., a Minnesota corporation ("K-Tel Consumer Products"; collectively K-Tel USA, Dominion, K-Tel Productions, K-Tel Video, K-Tel Direct, K-Tel TV and K-Tel Consumer Products are called the "Borrowers"), hereby jointly and severally promise to pay to the order of TCF NATIONAL BANK MINNESOTA, a national banking association, formerly known and organized as TCF Bank Minnesota fsb, a federally chartered stock savings bank (the "Bank"), on July 31, 1997, the principal sum of One Million Dollars ($1,000,000.00) or, if less, the aggregate unpaid principal amount of all Advances (as defined in the Credit Agreement) made by the Bank to the Borrowers under the Credit Agreement (defined below), together with interest on the unpaid principal amount of the Advances until such principal amount is paid in full at the interest rate and on the dates specified in the Credit Agreement.

                  This Note is the Note referred to in, and is entitled to the benefits of, and is subject to the terms of, the Amended and Restated Revolving Credit Agreement of even date herewith by and between the Borrowers and the Bank (such Amended and Restated Credit Agreement, as amended, supplemented, modified or restated from time to time herein called the "Credit Agreement"), which Credit Agreement, among other things (i) provides for the making of Advances by the Bank to the Borrowers subject to the terms of the Credit Agreement and (ii) contains provisions for the mandatory prepayment hereof and for acceleration of the maturity hereof upon the happening of certain stated events.

                  This Note is issued in substitution for, and in replacement of, but not in payment of, the Revolving Note of K-Tel USA and Dominion dated August 23, 1996, payable to the order of the Bank in the original principal amount of $5,000,000, as amended.

                               K-TEL INTERNATIONAL (USA), INC.


                               By__________________________________________
                                     Its___________________________________

                               DOMINION ENTERTAINMENT, INC.


                               By__________________________________________
                                     Its___________________________________

                               K-TEL PRODUCTIONS, INC.


                               By__________________________________________
                                     Its___________________________________

                               K-TEL VIDEO, INC.


                               By__________________________________________
                                     Its___________________________________

                               K-TEL DIRECT, INC.


                               By__________________________________________
                                     Its___________________________________

                               K-TEL TV, INC.


                               By__________________________________________
                                     Its___________________________________

                               K-TEL CONSUMER PRODUCTS, INC.


                               By__________________________________________
                                     Its___________________________________




                                                                    EXHIBIT B TO
                                                            AMENDED AND RESTATED
                                                      REVOLVING CREDIT AGREEMENT


                           BORROWING BASE CERTIFICATE
                                      AS OF
                           --------------------------


                  This Borrowing Base Certificate relates to the Amended and Restated Revolving Credit Agreement dated as of April 10, 1997, as the same may have been amended, supplemented, modified or restated from time to time (the "Credit Agreement"), by and between TCF National Bank Minnesota, formerly known and organized as TCF Bank Minnesota fsb (the "Bank") and K-Tel International
(USA), Inc. ("K-Tel USA"), Dominion Entertainment, Inc. ("Dominion"), K-Tel Productions, Inc. ("K-Tel Productions"), K-Tel Video, Inc. ("K-Tel Video"), K-Tel Direct, Inc. ("K-Tel Direct"), K-Tel TV, Inc. ("K-Tel TV"), K-Tel Consumer Products, Inc. ("K-Tel Consumer Products") (collectively, K-Tel USA, Dominion, K-Tel Productions, K-Tel Video, K-Tel Direct, K-Tel TV and K-Tel Consumer Products are called the "Borrowers"). Terms not defined herein which are defined in the Credit Agreement shall have the same meaning herein as specified in the Credit Agreement.

                  As of the date set forth above, the Borrowers, after due investigation by the duly authorized officer or Chief Financial Officer executing this certificate, hereby warrant and certify, to the best of their knowledge: that the Borrowers hold subject to the security interest of the Bank, the accounts receivable set forth below and that all information contained herein is true and correct.

           COLLATERAL AND AVAILABLE ADVANCE CALCULATION ($'S IN 000'S)

Accounts Receivable of K-Tel USA as of:  ___________________, ____.

                                                                          Total

Less than 61 days past due                                                _____
Less 10% Rule Eliminations                                               (_____)
Less Other Eliminations                                            (_____)
Less 20% Return Offset                                             (_____)
Eligible Accounts Receivable                                        _____
x 75% (available for advance)                                       _____

Total Borrowing Base
                                                                    =====

                  As of the date hereof, the Borrowers, to the best of their knowledge, certify that all representations and warranties made by the Borrowers in the Credit Agreement are reaffirmed and remade; that no Default or Event of Default exists under the Credit Agreement; and that there has been no material change except as noted in any of the amounts indicated herein and since any of the computation dates indicated herein that would materially reduce the collateral amounts shown above as they would be computed as of the date of this certificate.


                               K-TEL INTERNATIONAL (USA), INC.


                               By__________________________________________
                                     Its___________________________________

                               DOMINION ENTERTAINMENT, INC.


                               By__________________________________________
                                     Its___________________________________

                               K-TEL PRODUCTIONS, INC.


                               By__________________________________________
                                     Its___________________________________

                               K-TEL VIDEO, INC.


                               By__________________________________________
                                     Its___________________________________

                               K-TEL DIRECT, INC.


                               By__________________________________________
                                     Its___________________________________

                               K-TEL TV, INC.


                               By__________________________________________
                                     Its___________________________________

                               K-TEL CONSUMER PRODUCTS, INC.


                               By__________________________________________
                                     Its___________________________________




                                                                    EXHIBIT C TO
                                                            AMENDED AND RESTATED
                                                      REVOLVING CREDIT AGREEMENT

                             COMPLIANCE CERTIFICATE

                  In accordance with our Amended and Restated Revolving Credit Agreement dated as of April 10, 1997, as amended (such Revolving Credit Agreement, together with any and all amendments, supplements or modifications thereto or restatements thereof is herein called the "Credit Agreement"), attached are the financial statements of K-TEL INTERNATIONAL (USA), INC. ("K-Tel USA"), DOMINION ENTERTAINMENT, INC. ("Dominion"), K-TEL PRODUCTIONS, INC. ("K-Tel Productions"), K-TEL VIDEO, INC. ("K-Tel Video"), K-TEL DIRECT, INC. ("K-Tel Direct"), K-TEL TV, INC. ("K-Tel TV"), K-TEL CONSUMER PRODUCTS, INC. ("K-Tel Consumer Products") (collectively, K-Tel USA, Dominion, K-Tel Productions, K-Tel Video, K-Tel Direct, K-Tel TV and K-Tel Consumer Products are called the "Borrowers") as of and for the month and year-to-date period ended ________________, ____ (the "Current Financials").

                  I certify that the Current Financials have been prepared in accordance with generally accepted accounting principles, subject to year-end audit adjustments.

Defaults and Events of Default.  (check one)

         |_| I have no knowledge of the occurrence of any Default or Event of Default under the Credit Agreement which has not previously been reported to you and remedied.

         |_| Attached is a detailed description of all Defaults and Events of Default of which I have knowledge and which have not previously been reported to you and remedied.

                  For the date and periods covered by the Current Financials, the Borrowers are in compliance with the covenants set forth in Sections 5.7,
5.8 and 5.9 of the Credit Agreement, except as indicated below.
The calculations made to determine compliance are as follows:

Covenant                                          Actual           Requirement

5.7)  Current Ratio of K-Tel USA

      As of month ending
      ________________________                 ____ to 1        Minimum ___ to 1

5.8)  Capital Base of K-Tel USA

      As of month ending
      ________________________                 $________        Minimum $_______

5.9)  Net Income Before Taxes of K-Tel USA

      As of month ending
      ________________________                 $________        Minimum $_______


                           K-TEL INTERNATIONAL (USA), INC.


                               By__________________________________________
                                     Its___________________________________

                               DOMINION ENTERTAINMENT, INC.


                               By__________________________________________
                                     Its___________________________________

                               K-TEL PRODUCTIONS, INC.


                               By__________________________________________
                                     Its___________________________________

                               K-TEL VIDEO, INC.


                               By__________________________________________
                                     Its___________________________________

                               K-TEL DIRECT, INC.


                               By__________________________________________
                                     Its___________________________________

                               K-TEL TV, INC.


                               By__________________________________________
                                     Its___________________________________

                               K-TEL CONSUMER PRODUCTS, INC.


                               By__________________________________________
                                     Its___________________________________




                                                                    EXHIBIT D TO
                                                            AMENDED AND RESTATED
                                                      REVOLVING CREDIT AGREEMENT

                          COPYRIGHT SECURITY AGREEMENT
                            (K-Tel Productions, Inc.)


                  This Agreement is made as of the ____ day of _______________, ____, by K-TEL PRODUCTIONS, INC., a Minnesota corporation (the "Debtor") having a principal place of business at 2605 Fernbrook Lane North, Plymouth, Minnesota 55447, for the benefit of TCF NATIONAL BANK MINNESOTA, a national banking association, formerly known and organized as TCF Bank Minnesota fsb, a federally chartered stock savings bank (the "Secured Party") having a principal place of business at 801 Marquette Avenue, Minneapolis, Minnesota 55402.

                  The Debtor, Dominion Entertainment, Inc., a Minnesota corporation ("Dominion"), K-Tel International (USA), Inc., a Minnesota corporation ("K-Tel USA"), K-Tel Video, Inc., a Minnesota corporation ("K-Tel Video"), K-Tel Direct, Inc., a Minnesota corporation ("K-Tel Direct"), K-Tel TV, Inc., a Minnesota corporation ("K-Tel TV") and K-Tel Consumer Products, Inc., a Minnesota corporation ("K-Tel Consumer Products") (collectively, the Debtor, K-Tel USA, Dominion, K-Tel Video, K-Tel Direct, K-Tel TV and K-Tel Consumer Products are herein called the "Borrowers") and the Secured Party have entered into an Amended and Restated Revolving Credit Agreement dated as of April 10, 1997 (such Amended and Restated Revolving Credit Agreement, together with any and all amendments, supplements or modifications thereto or restatements thereof, is herein called the "Credit Agreement") setting forth the terms on which the Secured Party may now or hereafter make certain advances or other financial accommodations available to the Borrowers.

                  As a further condition to making any advance or other financial accommodation available under the Credit Agreement, the Secured Party has required that the Debtor execute and deliver a Security Agreement of even date herewith (such Security Agreement, together with any and all amendments, supplements or modifications thereto or restatements thereof, is herein called the "Security Agreement"), granting the Secured Party a security interest in property generally described as all of the Debtor's inventory, accounts, equipment and general intangibles, all for the purpose of securing the Obligations (as defined below).

                  As a condition to making any advance or other financial accommodation available under the Credit Agreement, the Secured Party has required the execution and delivery of this Agreement by the Debtor.

                  ACCORDINGLY, in consideration of the mutual covenants contained in the Credit Agreement and herein, the parties hereby agree as follows:

                  1. Definitions. All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the Credit Agreement. In addition, the following terms have the meanings set forth below:

                  "Copyrights" means all of the Debtor's right, title and interest in and to all copyrightable works and all copyrights of the Debtor, whether presently existing or hereafter arising, including but not limited to all registered copyrights, including the registered copyrights listed on Schedule A, all applications to register copyrights and all unregistered copyrights, and all licenses of copyrights in favor of the Debtor (excluding only any short-term license (having a term of five years or less) of a copyright in favor of Debtor, whether presently existing or hereafter acquired, which by its terms is not assignable).

                  "Obligations" means each and every debt, liability and obligation of every type and description which the Borrowers or either of the Borrowers may now or at any time hereafter owe to the Secured Party, whether such debt, liability or obligation now exists or is hereafter created or incurred and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several. Without limiting the generality of the foregoing, the term "Obligations" includes all indebtedness, liabilities and obligations of the Borrowers to the Secured Party which arise under or out of the Credit Agreement.

                  "Security Agreement" has the meaning specified in the third paragraph on the first page of this Agreement.

                   2. Security Interest. The Debtor hereby confirms and acknowledges that to secure payment of the Obligations the Debtor has granted and created (and, to the extent not previously granted under the Security Agreement, does hereby irrevocably grant and create) a security interest (the "Security Interest"), with power of sale to the extent permitted by law, in the Copyrights and in each and every account, royalty and other right to payment which now exists or hereafter arises from or in connection with any of the Copyrights, whether such account or right to payment arises out of a sale, lease, license or other disposition of any of the Copyrights or otherwise arises under any contract or agreement relating to any of the Copyrights, whether such account, royalty or other right to payment is or is not already earned by performance, and howsoever such account, royalty or other right to payment may be evidenced, together with all other rights and interest which the Debtor may at any time have by law or against any account debtor or obligor obligated to make any such payment of against any of the property of such account debtor or other obligor, together with all proceeds thereof. The Security Interest is in any and all rights of Debtor that may exist or hereafter arise under any copyright law now or hereinafter in effect in the United States of America or in any other country. This Agreement and the security interest created hereby include and cover any and all future advances which constitute Obligations. The Obligations are also secured by after-acquired Copyrights of the Debtor.

                   3. Representations and Warranties. The Debtor represents and warrants that the Debtor owns each of the Copyrights free and clear of any security interest, lien or claim, other than (i) the security interest created by the Security Agreement and evidenced by this Agreement, (ii) short-term nonexclusive licenses (having a term of 5 years or less) granted by the Debtor, as licensor, to third parties, as licensees, in the ordinary course of business,
(iii) the rights of licensors pursuant to short-term license agreements (having a term of 5 years or less) under which the Debtor is the licensee, and (iv) perpetual nonexclusive licenses granted by the Debtor for use of Copyrights in film, television and theatrical products.

                   4. Satisfaction. Upon full payment or satisfaction of the Obligations, termination of any obligation of the Secured Party to make advances to the Borrowers or either of the Borrowers and termination of any credit facility between the Borrowers or either of the Borrowers and the Secured Party, this Agreement, and the rights granted hereunder to the Secured Party, shall be terminated upon demand by a written termination statement executed by the Secured Party and providing that the Secured Party no longer claims a security interest under this Agreement.

                   5. Administration of Copyrights. Prior to the occurrence of an Event of Default, the Debtor may control and manage the Copyrights, including the right to make and distribute copies of the works covered thereby and to enter into short-term nonexclusive licenses (having a term of 5 years or less) granted by the Debtor, as licensor, to third parties in the ordinary course of business, and may receive and use the income, revenue, profits, and royalties that arise from the use of the Copyrights and any licenses thereunder, in the same manner and to the same extent as if this Agreement had not been entered into. The Debtor shall give the Secured Party prompt notice of any change in the status of any of the Copyrights or the Debtor's rights thereunder.

                   6. Protection of Copyrights. The Debtor covenants that it will at its own expense protect, defend and maintain the Copyrights to the extent reasonably advisable in its business, and if the Debtor fails to do so, the Secured Party may (but shall have no obligation to) do so in the Debtor's name or in the Secured Party's name, but at the Debtor's expense, and the Debtor hereby agrees to reimburse the Secured Party in full for all expenses, including attorney's fees incurred by the Secured Party in protecting, defending and maintaining the Copyrights.

                   7. Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (i) an Event of Default shall exist under and as defined in the Credit Agreement; (ii) the Debtor shall fail to observe or perform any covenant or agreement herein binding on it; or (iii) any representation or warranty by the Debtor herein or in any certificate, instrument, or statement contemplated by or made or delivered pursuant to or in connection with this Agreement, shall prove to have been incorrect in any material respect when made.

                   8. Remedies. Upon the occurrence of an Event of Default and at any time thereafter while such Event of Default exists, the Secured Party may exercise any one or more of the following remedies: (a) exercise all rights and remedies available under the Uniform Commercial Code, as then in effect in the State of Minnesota, or under any applicable law; (b) sell, assign, transfer, pledge, encumber or otherwise dispose of any Copyright and any account, royalty or other right to payment or proceeds thereof related to any Copyright; (c) enforce any Copyright, and any licenses thereunder, and any account, royalty or other right to payment or proceeds thereof related to any Copyright; and (d) exercise or enforce any or all other rights or remedies available to the Secured Party by law or agreement against the Copyrights or any account, royalty or other right to payment or proceeds thereof related to any Copyright, against the Debtor or against any other person or property. Upon the exercise of any remedy by the Secured Party hereunder, the Debtor shall be deemed to have waived all of the Debtor's rights provided in 17 U.S.C. ss. 106A or any other "moral rights of authors." If the Secured Party shall exercise any right or remedy under this Agreement, the Debtor shall, at the request of the Secured Party, do any and all lawful acts and execute any and all proper documents required by the Secured Party in aid of thereof. For the purposes of this paragraph, the Debtor appoints the Secured Party as the Debtor's attorney with the right, but not the duty, to endorse the Debtor's name on all applications, documents, papers and instruments necessary for the Secured Party to (i) act in its own name or enforce or use the Copyrights, (ii) grant or issue any exclusive or non-exclusive licenses under the Copyrights to any third party, and/or (iii) sell, assign, transfer, pledge, encumber or otherwise transfer title in or dispose of any Copyright. The Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until satisfaction of this Agreement in accordance with paragraph 4. The Debtor shall reimburse the Secured Party for all attorney's fees and expenses of all types incurred by the Secured Party, or its counsel, in connection with the exercise of the rights of the Secured Party under this Agreement, together with interest thereon from the date or dates the same were incurred at the highest rate of interest then applicable with respect to any of the Obligations.

                  IN WITNESS WHEREOF, the Debtor has executed this Agreement as of the date and year first above-written.


                               K-TEL INTERNATIONAL (USA), INC.


                               By__________________________________________
                                 Its_______________________________________

STATE OF MINNESOTA         )
                           )ss.
COUNTY OF HENNEPIN         )


         _________The foregoing instrument was acknowledged before me this ___ day of __________________, ____, by ________________________________, the
____________________ of K-Tel Productions, Inc., a Minnesota corporation, on behalf of the corporation.



                               _________________________________________________
                               Notary Public




                                   SCHEDULE A


                                [TO BE COMPLETED]




                                                                    EXHIBIT E TO
                                                            AMENDED AND RESTATED
                                                      REVOLVING CREDIT AGREEMENT


                   SUPPLEMENT TO COPYRIGHT SECURITY AGREEMENT
                         (Dominion Entertainment, Inc.)


                  This Supplement is made as of the ____ day of _______________, ____, by DOMINION ENTERTAINMENT, INC., a Minnesota corporation (the "Debtor") having a principal place of business at 2605 Fernbrook Lane North, Plymouth, Minnesota 55447, for the benefit of TCF NATIONAL BANK MINNESOTA, a national banking association, formerly known and organized as TCF Bank Minnesota fsb, a federally chartered stock savings bank (the "Secured Party") having a principal place of business at 801 Marquette Avenue, Minneapolis, Minnesota 55402.

                  The Debtor, K-Tel International (USA), Inc., a Minnesota corporation ("K-Tel USA"), K-Tel Productions, Inc., a Minnesota corporation ("K-Tel Productions"), K-Tel Video, Inc., a Minnesota corporation ("K-Tel Video"), K-Tel Direct, Inc., a Minnesota corporation ("K-Tel Direct"), K-Tel TV, Inc., a Minnesota corporation ("K-Tel TV"), K-Tel Consumer Products, Inc., a Minnesota corporation ("K-Tel Consumer Products") (collectively, the Debtor, K-Tel USA, K-Tel Productions, K-Tel Video, K-Tel Direct, K-Tel TV and K-Tel Consumer Products are herein called the "Borrowers") and the Secured Party have entered into an Amended and Restated Revolving Credit Agreement dated as of April 10, 1997 (such Revolving Credit Agreement, together with any and all amendments, supplements or modifications thereto or restatements thereof, is herein called the "Credit Agreement") setting forth the terms on which the Secured Party may now or hereafter make certain advances or other financial accommodations available to the Borrowers.

                  As a condition to making advances or other financial accommodations, the Secured Party required, among other things, the execution and delivery of a Copyright Security Agreement dated as of July 22, 1994 from the Debtor in favor of the Secured Party (such Copyright Security Agreement, together with any and all amendments, supplements or modifications thereto or restatements thereof, is herein called the "Security Agreement").

                  The Debtor and the Secured Party desire to supplement the Security Agreement by adding additional registered copyrights to Schedule A attached thereto.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

                  1. Schedule A of the Security Agreement is hereby supplemented by adding to such Schedule A the registered copyrights identified on Exhibit A attached to this Supplement.

                  2. This Supplement shall constitute a supplement to the Security Agreement to the extent necessary to subject the copyrights identified on Exhibit A to this Supplement to all of the terms, covenants and conditions contained in the Security Agreement.

                  3. Each and every reference in the Security Agreement to "this Security Agreement" and in the Credit Agreement and the other Loan Documents to "Dominion's Copyright Security Agreement" shall hereafter be deemed to refer to the Security Agreement as supplemented by this Supplement.

                  4. All other terms and conditions of the Security Agreement not specifically amended by this Supplement shall remain in full force and effect.

                  5. The execution of this Supplement shall not be deemed a waiver of any Event of Default or event which, with the giving of notice or passing of time, or both, would be such an Event of Default under the Security Agreement.

                  6. The Debtor hereby agrees to reimburse the Secured Party for all fees and disbursements of counsel to the Secured Party for the services performed by such counsel in connection with the preparation and negotiation of this Supplement and for any and all fees payable to public officials in connection with this Supplement and the recording hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed as of the day and year first above written.

                                        DOMINION ENTERTAINMENT, INC.


                                        By______________________________________
                                          Its___________________________________


                                        TCF NATIONAL BANK MINNESOTA


                                        By______________________________________
                                          Its___________________________________

                                        And


                                        By______________________________________
                                          Its___________________________________



STATE OF MINNESOTA         )
                           ) ss.
COUNTY OF HENNEPIN         )


                   The foregoing instrument was acknowledged before me this ____ day of ________________________, 19__, by _______________________, the
____________________ of Dominion Entertainment, Inc., a Minnesota corporation, on behalf of said corporation.


                                        ________________________________________
                                        Notary Public



STATE OF MINNESOTA         )
                           ) ss.
COUNTY OF HENNEPIN         )


                   The foregoing instrument was acknowledged before me this ____ day of ____________________, 19__, by ________________________ and
________________________, respectively, the _________________ and
_________________ of TCF National Bank Minnesota, a national banking association, on behalf of said association.


                                        ________________________________________
                                        Notary Public




                                    EXHIBIT A
                                       TO
                   SUPPLEMENT TO COPYRIGHT SECURITY AGREEMENT


                            Additional Registrations


Title of Work                       Artist                    Registration No.
-------------                       ------                    ----------------





                                                                    EXHIBIT F TO
                                                            AMENDED AND RESTATED
                                                      REVOLVING CREDIT AGREEMENT


                   SUPPLEMENT TO COPYRIGHT SECURITY AGREEMENT
                            (K-Tel Productions, Inc.)


                  This Supplement is made as of the ____ day of ________, 19__, by K-TEL PRODUCTIONS, INC., a Minnesota corporation (the "Debtor") having a principal place of business at 2605 Fernbrook Lane North, Plymouth, Minnesota 55447, for the benefit of TCF NATIONAL BANK MINNESOTA, a national banking association, formerly known and organized as TCF Bank Minnesota fsb, a federally chartered stock savings bank (the "Secured Party") having a principal place of business at 801 Marquette Avenue, Minneapolis, Minnesota 55402.

                  The Debtor, Dominion Entertainment, Inc., a Minnesota corporation ("Dominion"), K-Tel International (USA), Inc., a Minnesota corporation (K-Tel USA"), K-Tel Video, Inc., a Minnesota corporation ("K-Tel Video"), K-Tel Direct, Inc., a Minnesota corporation ("K-Tel Direct"), K-Tel TV, Inc., a Minnesota corporation ("K-Tel TV"), K-Tel Consumer Products, Inc., a Minnesota corporation ("K-Tel Consumer Products") (collectively, the "Borrowers") and the Secured Party have entered into an Amended and Restated Revolving Credit Agreement dated as of April __, 1997 (such Revolving Credit Agreement, together with any and all amendments, supplements or modifications thereto or restatements thereof, is herein called the "Credit Agreement") setting forth the terms on which the Secured Party may now or hereafter make certain advances or other financial accommodations available to the Borrowers.

                  As a condition to making any advance or other financial accommodation available under the Credit Agreement, the Secured Party required, among other things, the execution and delivery of a Copyright Security Agreement dated as of July 22, 1994 from the Debtor in favor of the Secured Party (such Copyright Security Agreement, together with any and all amendments, supplements or modifications thereto or restatements thereof, is herein called the "Security Agreement").

                  The Debtor and the Secured Party desire to supplement the Security Agreement by adding additional registered copyrights to Schedule A attached thereto.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

                  1. Schedule A of the Security Agreement is hereby supplemented by adding to such Schedule A the registered copyrights identified on Exhibit A attached to this Supplement.

                  2. This Supplement shall constitute a supplement to the Security Agreement to the extent necessary to subject the copyrights identified on Exhibit A to this Supplement to all of the terms, covenants and conditions contained in the Security Agreement.

                  3. Each and every reference in the Security Agreement to "this Security Agreement" and in the Credit Agreement and the other Loan Documents to "Dominion's Copyright Security Agreement" shall hereafter be deemed to refer to the Security Agreement as supplemented by this Supplement.

                  4. All other terms and conditions of the Security Agreement not specifically amended by this Supplement shall remain in full force and effect.

                  5. The execution of this Supplement shall not be deemed a waiver of any Event of Default or event which, with the giving of notice or passing of time, or both, would be such an Event of Default under the Security Agreement.

                  6. The Debtor hereby agrees to reimburse the Secured Party for all fees and disbursements of counsel to the Secured Party for the services performed by such counsel in connection with the preparation and negotiation of this Supplement and for any and all fees payable to public officials in connection with this Supplement and the recording hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed as of the day and year first above written.


                                        K-TEL PRODUCTIONS, INC.


                                        By______________________________________
                                          Its___________________________________


                                        TCF NATIONAL BANK MINNESOTA


                                        By______________________________________
                                          Its___________________________________

                                        And


                                        By______________________________________
                                          Its___________________________________


STATE OF MINNESOTA         )
                           ) ss.
COUNTY OF HENNEPIN         )


                  The foregoing instrument was acknowledged before me this _____ day of ____________, 19__, by _______________________, the ____________________
of K-Tel Productions, Inc., a Minnesota corporation, on behalf of said corporation.


                                        ________________________________________
                                        Notary Public



STATE OF MINNESOTA         )
                           ) ss.
COUNTY OF HENNEPIN         )


                  The foregoing instrument was acknowledged before me this _____ day of ____________, 19__, by ________________________ and
________________________, respectively, the _________________ and
_________________ of TCF National Bank Minnesota, a national banking association, on behalf of said association.


                                        ________________________________________
                                        Notary Public




                                    EXHIBIT A
                                       TO
                   SUPPLEMENT TO COPYRIGHT SECURITY AGREEMENT


                            Additional Registrations


Title of Work                       Artist                    Registration No.
-------------                       ------                    ----------------





                                                                    EXHIBIT G TO
                                                            AMENDED AND RESTATED
                                                      REVOLVING CREDIT AGREEMENT


                   SUPPLEMENT TO COPYRIGHT SECURITY AGREEMENT
                        (K-Tel International (USA), Inc.)


                  This Supplement is made as of the ____ day of ________, ____, by K-TEL INTERNATIONAL (USA), INC., a Minnesota corporation (the "Debtor") having a principal place of business at 2605 Fernbrook Lane North, Plymouth, Minnesota 55447, for the benefit of TCF NATIONAL BANK MINNESOTA, a national banking association, formerly known and organized as TCF Bank Minnesota fsb, a federally chartered stock savings bank (the "Secured Party") having a principal place of business at 801 Marquette Avenue, Minneapolis, Minnesota 55402.

                  The Debtor, Dominion Entertainment, Inc., a Minnesota corporation ("Dominion"), K-Tel Productions, Inc., a Minnesota corporation ("K-Tel Productions"), K-Tel Video, Inc., a Minnesota corporation ("K-Tel Video"), K-Tel Direct, Inc., a Minnesota corporation ("K-Tel Direct"), K-Tel TV, Inc., a Minnesota corporation ("K-Tel TV"), K-Tel Consumer Products, Inc., a Minnesota corporation ("K-Tel Consumer Products") (collectively, the Debtor, Dominion, K-Tel Productions, K-Tel Video, K-Tel Direct, K-Tel TV, K-Tel Consumer Products are herein called the "Borrowers") and the Secured Party have entered into an Amended and Restated Revolving Credit Agreement dated as of April 10, 1997 (such Revolving Credit Agreement, together with any and all amendments, supplements or modifications thereto or restatements thereof, is herein called the "Credit Agreement") setting forth the terms on which the Secured Party may now or hereafter make certain advances or other financial accommodations available to the Borrowers.

                  As a condition to making any advances or other financial accommodations, the Secured Party required, among other things, the execution and delivery of a Copyright Security Agreement dated as of July 22, 1994 from the Debtor in favor of the Secured Party (such Copyright Security Agreement, together with any and all amendments, supplements or modifications thereto or restatements thereof, is herein called the "Security Agreement").

                  The Debtor and the Secured Party desire to supplement the Security Agreement by adding additional registered copyrights to Schedule A attached thereto.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

                  1. Schedule A of the Security Agreement is hereby supplemented by adding to such Schedule A the registered copyrights identified on Exhibit A attached to this Supplement.

                  2. This Supplement shall constitute a supplement to the Security Agreement to the extent necessary to subject the copyrights identified on Exhibit A to this Supplement to all of the terms, covenants and conditions contained in the Security Agreement.

                  3. Each and every reference in the Security Agreement to "this Security Agreement" and in the Credit Agreement and the other Loan Documents to "Dominion's Copyright Security Agreement" shall hereafter be deemed to refer to the Security Agreement as supplemented by this Supplement.

                  4. All other terms and conditions of the Security Agreement not specifically amended by this Supplement shall remain in full force and effect.

                  5. The execution of this Supplement shall not be deemed a waiver of any Event of Default or event which, with the giving of notice or passing of time, or both, would be such an Event of Default under the Security Agreement.

                  6. The Debtor hereby agrees to reimburse the Secured Party for all fees and disbursements of counsel to the Secured Party for the services performed by such counsel in connection with the preparation and negotiation of this Supplement and for any and all fees payable to public officials in connection with this Supplement and the recording hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed as of the day and year first above written.

                                        K-TEL INTERNATIONAL (USA), INC.


                                        By______________________________________
                                          Its___________________________________


                                        TCF NATIONAL BANK MINNESOTA


                                        By______________________________________
                                          Its___________________________________

                                        And


                                        By______________________________________
                                          Its___________________________________


STATE OF MINNESOTA         )
                           ) ss.
COUNTY OF HENNEPIN         )


                  The foregoing instrument was acknowledged before me this _____ day of ____________, 19__, by _______________________, the ____________________
of K-Tel International (USA), Inc., a Minnesota corporation, on behalf of said corporation.


                                        ________________________________________
                                        Notary Public




STATE OF MINNESOTA         )
                           ) ss.
COUNTY OF HENNEPIN         )


                  The foregoing instrument was acknowledged before me this _____ day of ____________, 19__, by ________________________ and
________________________, respectively, the _________________ and
_________________ of TCF National Bank Minnesota, a national banking association, on behalf of said association.


                                        ________________________________________
                                       Notary Public




                                    EXHIBIT A
                                       TO
                   SUPPLEMENT TO COPYRIGHT SECURITY AGREEMENT


                            Additional Registrations


Title of Work                       Artist                    Registration No.
-------------                       ------                    ----------------